Exhibit 10.14

CONFIDENTIAL INFORMATION	Execution Version

LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT
RETROCESSION AGREEMENT

by and among

R&Q BERMUDA (SAC) LIMITED

ACTING IN RESPECT OF THE HIIG SEGREGATED ACCOUNT

and

HIIG RE

and

solely for purposes of Article 7, Article 11, Article 12, Article 23, and Article 28
(and Article 2 and Article 30 to the extent relating to any of the foregoing)
HOUSTON SPECIALTY INSURANCE COMPANY, IMPERIUM INSURANCE COMPANY, AND
GREAT MIDWEST INSURANCE COMPANY

Dated as of April 1, 2020

EXHIBIT A SUBJECT BUSINESS

EXHIBIT B REINSURANCE AGREEMENT

EXHIBIT C FORM OF STATUTORY TRUST AGREEMENT

EXHIBIT D ROLL FORWARD METHODS

EXHIBIT E SAMPLE CALCULATION OF REINSURANCE WARRANTY

LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT
RETROCESSION AGREEMENT

This LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT RETROCESSION AGREEMENT (this “Retrocession Agreement”), dated as of April 1, 2020, is made and entered into by and among HIIG Re, a Cayman Islands corporation (the “Reinsurer”), R&Q Bermuda (SAC) Limited, a Bermuda limited company, acting in respect of the HIIG Segregated Account (in such capacity, the “Retrocessionaire”), and, solely for purposes of Article 7, Article 11, Article 12, Article 23, and Article 28 (and Article 2 and Article 30 to the extent relating to any of the foregoing), Houston Specialty Insurance Company, a Texas domiciled insurance company, Imperium Insurance Company, a Texas domiciled insurance company, and Great Midwest Insurance Company, a Texas domiciled insurance company, (each a “Company,” and collectively, the “Companies”).

W I T N E S S E T H:

WHEREAS, the Companies and Oklahoma Specialty Insurance Company, each an affiliate of Reinsurer, underwrote certain insurance programs (the “Reinsured Business”) which Reinsurer reinsured in accordance with that certain Loss Portfolio Transfer and Adverse Development Reinsurance Agreement by and between Companies and Reinsurer, dated as of the date hereof and attached hereto as Exhibit B (the “Reinsurance Agreement”);

WHEREAS, Reinsurer desires to obtain retrocession coverage for certain of the Reinsurer’s obligations under the Reinsurance Agreement with respect to such portion of the Reinsured Business as is hereinafter defined as the Subject Business, and Retrocessionaire desires to provide the same, under and subject to the terms and conditions set forth in this Retrocession Agreement; and

WHEREAS, on the date hereof, concurrent with the execution and delivery of this Retrocession Agreement, each Company individually, the Reinsurer, the Retrocessionaire and The Bank of New York Mellon shall enter into certain Statutory Trust Agreements, pursuant to which Retrocessionaire shall collateralize its obligations in respect of Ultimate Net Loss reinsured hereunder.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, Reinsurer and Retrocessionaire hereby agree as follows:

ARTICLE 1

BUSINESS COVERED

A.                 This Retrocession Agreement applies to all Ultimate Net Loss that is paid or payable by Reinsurer on and after the Effective Date in respect of the Subject Business, subject to all the terms and conditions of this Retrocession Agreement.

B.                  The Retrocessionaire’s liability under this Retrocession Agreement shall commence at the Effective Time, and all reinsurance of Ultimate Net Loss ceded hereunder is subject to the same risks, terms, rates, conditions, assessments, interpretations, waivers, modifications, alterations and cancellations as the respective Policies to which this Retrocession Agreement applies, except as may be expressly modified by the specific terms and conditions of this Retrocession Agreement, the true intent of this Retrocession Agreement being that the Retrocessionaire shall, except as may be expressly modified by the specific terms and conditions of this Retrocession Agreement, (i) follow the fortunes of the Reinsurer and the Companies, and (ii) the Retrocessionaire shall be bound, without limitation, by all payments and settlement entered into by or on behalf of the Reinsurer or the Companies, including (for the avoidance of doubt) any payments or settlements entered into from the Effective Date to the date hereof.

C.                  Should any regulatory or other legal restriction of any applicable jurisdiction require modification of any Policy to which this Retrocession Agreement applies, or should any such Policy be modified in accordance with its terms or with consent of the Retrocessionaire, the liability of the Retrocessionaire will follow that of the Reinsurer and the Companies, subject to the express exclusions set forth herein and the other terms and conditions of this Retrocession Agreement.

ARTICLE 2

DEFINITIONS

The Recitals are incorporated into this Retrocession Agreement as if set forth at length herein. Capitalized terms as used in this Retrocession Agreement (including in the Recitals and Article 1) shall have the meanings set forth below throughout this Retrocession Agreement:

“Actuary’s Rolled Amounts” has the meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Aggregate Limit” has the meaning provided under the Article entitled RETROCESSION COVERAGE.

“Agreement Deadline” has the meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Allocated Loss Adjustment Expenses” means all expenses and costs sustained, without duplication, by the Reinsurer or the Companies in connection with the adjustment, defense, settlement or litigation of claims or suits, satisfaction of judgments, or resistance to or negotiations concerning a Loss or potential Loss under specific Policies. Allocated Loss Adjustment Expenses shall include (i) the expenses and costs of TPAs (which, for the avoidance of doubt, shall not constitute Unallocated Loss Adjustment Expenses), (ii) legal expenses and costs incurred in connection with coverage analysis and questions regarding specific claims and legal actions assignable to a specific Policy, including declaratory judgment actions connected thereto (whether or not a Loss is incurred), (iii) all interest on judgments, and (iv) expenses and costs sustained to obtain recoveries, salvages or other reimbursements, or to secure the reversal or reduction of a verdict or judgment. Allocated Loss Adjustment Expenses shall not include any normal overhead, office expenses, fees, commissions, salaries and other employee compensation, and other similar expenses of the Reinsurer, TPAs, or the Companies, whether or not incurred in connection with adjusting a Loss, which shall be termed the “Unallocated Loss Adjustment Expenses.”

“Board” has the meaning provided under the Article entitled ARBITRATION.

“Brokerage” means the brokerage fee payable to Guy Carpenter, LLC by the Reinsurer on behalf of the Retrocessionaire in respect of the transactions contemplated herein, in the amount of [***].

“Business Day” means a day other than (i) a Saturday; (ii) a Sunday; or (iii) a day on which banking institutions or trust companies in Texas, the Cayman Islands, or Bermuda, are authorized or required by applicable Law or executive order to remain closed.

“Ceded Reserves” means the Reserves for Ultimate Net Loss ceded to the Reinsurer under the Reinsurance Agreement in respect of Subject Business (including, for the avoidance of doubt, reserves for IBNR), calculated in accordance with SAP for the Companies.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Deficit” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Collateral Dispute Notice” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Collateral Excess” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Collateral Funds” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Collateral Offset” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Company” and “Companies” have the meanings provided under the Preamble to this Retrocession Agreement.

“Confidential Information” has the meaning provided under the Article entitled CONFIDENTIALITY.

“Deductible” means One Hundred Five Million Dollars ($105,000,000.00), which amount shall be rolled forward pursuant to the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Deemed Amounts” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“Disclosing Party” has the meaning provided under the Article entitled CONFIDENTIALITY.

“Doctrine” has the meaning provided under the Article entitled ACCESS TO RECORDS. “Effective Date” means April 1, 2020.

“Effective Time” means 12:00:01 a.m. Central Time on the Effective Date.

“Eligible Assets” means cash (United States legal tender), certificates of deposit (issued by a bank organized under the laws of the United States, or located in the United States, and payable in United States legal tender), or investments of the types permitted by Texas Insurance Code § 493.104; provided that such investments are issued by an institution that is not the parent, subsidiary, or affiliate of any of the Companies, the Reinsurer or the Retrocessionaire and such investments comply with the investment guidelines agreed by the Companies, the Reinsurer and the Retrocessionaire. The Companies, the Reinsurer and the Retrocessionaire agree that “Eligible Assets” shall not include any assets held or principally traded outside the United States. The Parties further agree that the defined term “Eligible Assets” do not include mortgages, collateralized debt obligations, collateralized loan obligations, real estate or derivatives. Additionally, to be an Eligible Asset, an investment must be interest bearing, interest accruing with a specific maturity date on which redemption is to be made at stated value, and not in default and shall otherwise qualify under Texas Insurance Law.

“Extra Contractual Obligations” has the meaning provided under the Article entitled EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS.

“Fair Market Value” has the meaning provided under the Statutory Trust Agreements.

“FET” has the meaning provided under the Article entitled FEDERAL EXCISE TAX.

“Governmental Authorities” means collectively any applicable federal, state, local or foreign governmental, administrative or regulatory authority, court, agency or instrumentality, including the Texas Department of Insurance.

“Group A Participation Attachment Point” has the meaning provided under the Article entitled RETROCESSION COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group A Policies” has the meaning set forth under the definition of Subject Business herein.

“Group A Sublimit” has the meaning provided under the Article entitled RETROCESSION COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group B Participation Attachment Point” has the meaning provided under the Article entitled RETROCESSION COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group B Policies” has the meaning set forth under the definition of Subject Business herein.

“Group B Sublimit” has the meaning provided under the Article entitled RETROCESSION COVERAGE & APPLICATION OF DEDUCTIBLE.

“IBNR” means incurred but not reported losses, as calculated in accordance with SAP for the Companies.

“Inuring Reinsurance” means reinsurance or retrocession coverages and related recoverables (as applicable) for the benefit of any of the Companies from unaffiliated reinsurance companies to the extent covering the Subject Business which were procured prior to the earlier to occur of the date hereof and the Effective Date, which shall be subject to the provisions of Article 8.

“Investment Manager” has the meaning provided under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“IRS” means the U.S. Internal Revenue Service.

“Law” means any federal, state or local law, statute, ordinance, rule, regulation, or principle of common law or equity imposed by or on behalf of a Governmental Authority.

“Loss(es)” means, without duplication, all amounts paid or payable by the Reinsurer, the Companies or Oklahoma Specialty Insurance Company arising (i) under any Policy, subject to the original Policy terms and limit (or any changes to such Policy terms or limit required by applicable Law or approved in writing by the Retrocessionaire) or (ii) out of escheat or unclaimed property Laws applicable to the Policies. Losses shall not include Allocated Loss Adjustment Expenses.

“Loss Excess of Policy Limits” has the meaning provided under the Article entitled EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS.

“Minimum Notional Amount” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“Net Ceded Reserves” means the Ceded Reserves which, subject to Article 5, are ceded to the Retrocessionaire hereunder. For the avoidance of doubt, Net Ceded Reserves shall be net of:

1.	the amount of all Inuring Reinsurance; and

2.	all salvage, subrogation and other recoverables actually received by or offset for the account of the Reinsurer in respect therefor.

“Net Loss” means, without duplication, all Loss, Allocated Loss Adjustment Expenses, Extra Contractual Obligations, and Loss Excess of Policy Limits, payable on and after the Effective Date in respect of the Subject Business and ceded by the Companies to the Reinsurer pursuant to the Reinsurance Agreement.

“Net Premium” has the meaning provided under the Article entitled PREMIUM.

“Notional Amount” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“NPPI” has the meaning provided under the Article entitled PRIVACY & PROTECTION OF DATA.

“Original Calculation Date” has meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Party” and “Parties” means either or both, as applicable, the Reinsurer and the Retrocessionaire and, for purposes of Article 7, Article 11, Article 12, Article 23, and Article 28 (and Article 2 and Article 30 to the extent relating to any of the foregoing), shall mean the Reinsurer, the Retrocessionaire and the Companies.

“PHI” has the meaning provided under the Article entitled PRIVACY & PROTECTION OF DATA.

“Policy(ies)” means each of the binders, policies, slips, line slips and other agreements of insurance , including all endorsements, riders and supplements thereto and all amendments thereof, in each case, of the Companies or indemnity reinsured by the Companies from Oklahoma Specialty Insurance Company.

“Premium” shall mean Ninety Seven Million One Hundred Thousand Dollars ($97,100,000.00).

“Quarterly Funding Report” has the meaning provided in the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“R&Q” means R&Q Bermuda (SAC) Limited.

“Receiving Party” has the meaning set forth under the Article entitled CONFIDENTIALITY.

“Reinsurance Agreement” has the meaning set forth under the Recitals.

“Reinsurance Transaction Agreements” as the meaning set forth under the Article entitled ARBITRATION.

“Reinsurance Warranty Amount” has the meaning set forth under the Article entitled REINSURANCE WARRANTY.

“Reinsured Business” has the meaning set forth under the Recitals.

“Reinsurer” has the meaning set forth under the Preamble.

“Reports” has the meaning set forth under the Article entitled REPORTS AND SETTLEMENTS.

“Representatives” has the meaning set forth under the Article entitled CONFIDENTIALITY.

“Required Collateral Amount” has the meaning provided in the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Reserves” means, with respect to any insurer or reinsurer, as required by SAP or applicable Law of the jurisdiction of domicile of such insurance company, reserves (including any gross, net and ceded reserves, as applicable), funds or provisions for losses, claims (including reserves for IBNR), unearned premiums, costs and expenses (including Allocated Loss Adjustment Expenses).

“Retrocession Agreement” has the meaning set forth under the Preamble. “Retrocessionaire” has the meaning set forth under the Preamble.

“Retrocessionaire’s Adjustment Notice” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Retrocessionaire’s Agent for Process” has the meaning set forth under the Article entitled SERVICE OF SUIT.

“Roll Forward Agreement Date” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Rolled Amount” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“SAP” means, as to any insurer or reinsurer, the statutory accounting practices and principles prescribed or permitted by the Governmental Authority responsible for the regulatory of insurance and reinsurance in the jurisdiction of domicile of such insurer or reinsurer.

“Statement of Rolled Amounts” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Statutory Trust Account(s)” has the meaning set forth under the Article entitled COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE.

“Statutory Trust Agreement(s)” means the Statutory Trust Agreements the form of which is attached as Exhibit C hereto.

“Subject Business” means

(a)    the Policies in respect of the business identified as “Group A” in Exhibit A, in each case, incepting prior to the date specified therein; and

(b)    the Policies in respect of the business identified as “Group B” in Exhibit A, in each case, incepting prior to the applicable date specified therein.

“Term” has the meaning set forth under the Article entitled COMMENCEMENT AND TERMINATION.

“TPAs” means any and all third party administrators handling claims or performing other services in connection with the Subject Business.

“Transaction Agreements” means this Retrocession Agreement, the Reinsurance Agreement, and the Statutory Trust Agreements.

“Trustee” means the trustee of the Statutory Trust Accounts.

“Ultimate Net Loss” means all Net Loss, which is:

(1) net of:

i.	the amount of all Inuring Reinsurance; and

ii.	all salvage, subrogation and recoverables (other than the amount of all Inuring Reinsurance) received by or offset for the account of the Reinsurer in respect therefor;

and

(2) subject to the Aggregate Limit and other conditions and limitations provided under the Article entitled RETROCESSION COVERAGE.

In the event of insolvency of the Reinsurer, “Ultimate Net Loss” shall mean the amount of Ultimate Net Loss which the insolvent Reinsurer has incurred (or may incur) or is (or may become) liable for and payment by the Retrocessionaire shall be made to the receiver or statutory successor of the Reinsurer in accordance with the provisions of the Article entitled INSOLVENCY. Nothing in this Retrocession Agreement shall be construed to mean Losses are not recoverable until the final Ultimate Net Loss to the Reinsurer has been ascertained.

ARTICLE 3

COMMENCEMENT AND TERMINATION

The reinsurance coverage hereunder shall incept at the Effective Time and shall remain in effect until the earliest of the following (the “Term”):

1.                    the date on which the Aggregate Limit is exhausted by payments in respect of paid Ultimate Net Loss made by the Retrocessionaire;

2.                   the date on which all liabilities of the Reinsurer in respect of Net Loss are extinguished and all amounts due to the Reinsurer (or its statutory successor or receiver) under this Retrocession Agreement with respect to Ultimate Net Loss have been paid;

3.                   the date on which this Retrocession Agreement is terminated upon mutual agreement of the Reinsurer and the Retrocessionaire; or

4.                   the date on which this Retrocession Agreement is commuted pursuant to the Article entitled COMMUTATION.

ARTICLE 4

EXCLUSIONS

This Retrocession Agreement does not apply to and specifically excludes:

1.       Net Loss paid or booked as paid by the Companies or Reinsurer before the Effective Date;

2.       Unallocated Loss Adjustment Expenses;

3.       Any reinstatement or other premiums due under Reinsurer’s or any Company’s existing reinsurance arrangements to the extent such existing reinsurance arrangements do not inure to the benefit of this Retrocession Agreement; and

4.       Any payment of profit commission or similar arrangement due from Reinsurer or Companies to any other reinsurer or any other party in respect of the Subject Business.

ARTICLE 5

RETROCESSION COVERAGE & APPLICATION OF DEDUCTIBLE

A.       The Retrocessionaire hereby agrees to reimburse the Reinsurer for one hundred percent (100%) of the Ultimate Net Loss with respect to the Subject Business, subject to the limitations provided in this Article 5.

B.       Retrocessionaire agrees to reinsure and (subject to the Deductible and the Aggregate Limit) indemnify Reinsurer for Ultimate Net Loss in the amounts and subject to the conditions set forth below:

1.       Group A. Retrocessionaire agrees to reinsure Ultimate Net Loss and (subject to the Deductible and the Aggregate Limit) indemnify Reinsurer for paid Ultimate Net Loss, in each case, arising out of or relating to Group A Policies in the amounts set forth as follows:

a.                   Retrocessionaire shall be liable for one hundred percent (100%) of the Ultimate Net Loss on the Group A Policies for the first Twenty Five Million Dollars ($25,000,000.00) of such Ultimate Net Loss (“Group A Participation Attachment Point”); and

b.                   In addition to the amount set forth in clause B.1.a above, Retrocessionaire shall be liable for fifty percent (50%) of every dollar incurred of Ultimate Net Loss on the first Five Million Dollars ($5,000,000.00) of Ultimate Net Loss on Group A Policies that exceeds the Group A Participation Attachment Point, up to an aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00);

c.             Reinsurer shall retain hereunder (1) fifty percent (50%) of every dollar of Ultimate Net Loss on the first Five Million Dollars ($5,000,000.00) of Ultimate Net Loss on Group A Policies that exceeds the Group A Participation Attachment Point, up to an aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00);

d.            Net Loss (and Inuring Reinsurance and all salvage, subrogation and other recoverables received by or offset for the account of the Reinsurer in respect of any of the foregoing) that would otherwise constitute Ultimate Net Loss on Group A Policies but that are incurred (or that correspond to Net Loss) in excess of the first net aggregate Thirty Million Dollars ($30,000,000.00) of such Ultimate Net Loss ceded hereunder (the “Group A Sublimit”) shall be disregarded and shall not constitute Ultimate Net Loss.

2.             Group B. Retrocessionaire agrees to reinsure Ultimate Net Loss and (subject to the Deductible and the Aggregate Limit) indemnify Reinsurer for paid Ultimate Net Loss, in each case, arising out of or relating to Group B Policies, in the amounts set forth as follows:

a.             Retrocessionaire shall be liable for one hundred percent (100%) of the Ultimate Net Loss on the Group B Policies for the first One Hundred Fifty Million Dollars ($150,000,000.00) of such Ultimate Net Loss (“Group B Participation Attachment Point”); and

b.            In addition to the amount set forth in clause B.2.a above, Retrocessionaire shall be liable for fifty percent (50%) of every dollar incurred of Ultimate Net Loss on the first Seventy Million Dollars ($70,000,000.00) of Ultimate Net Loss on Group B Policies that exceeds the Group B Participation Attachment Point, up to an aggregate amount of Thirty Five Million Dollars ($35,000,000.00) of such Ultimate Net Loss;

c.             Reinsurer shall retain hereunder fifty percent (50%) of every dollar of Ultimate Net Loss on the next Seventy Million Dollars ($70,000,000.00) of Ultimate Net Loss on Group B Policies that exceeds the Group B Participation Attachment Point, up to an aggregate amount of Thirty Five Million Dollars ($35,000,000.00) of such Ultimate Net Loss;

d.            In addition to the amounts set forth in clauses B.2.a and b, Retrocessionaire shall be liable for one hundred percent (100%) of Ultimate Net Loss on the Group B Policies that is in excess of Two Hundred Twenty Million Dollars ($220,000,000.00) of such Ultimate Net Loss, up to an aggregate amount of Thirty-Six Million Dollars ($36,000,000.00) of such Ultimate Net Loss; and

e.             Net Loss (and Inuring Reinsurance and all salvage, subrogation and other recoverables actually received by or offset for the account of the Reinsurer in respect of any of the foregoing) that would otherwise constitute Ultimate Net Loss on Group B Policies but that are incurred (or that correspond to Net Loss incurred) in excess of the first net aggregate Two Hundred Fifty Six Million ($256,000,000.00) of such Ultimate Net Loss ceded hereunder (the “Group B Sublimit”) shall be disregarded and shall not constitute Ultimate Net Loss.

3.             Retrocessionaire’s maximum aggregate limit of liability for indemnification of paid Ultimate Net Loss shall in no event exceed One Hundred Forty Three Million Five Hundred Thousand Dollars ($143,500,000.00) (the “Aggregate Limit”), being the sum of the maximum amounts payable by Retrocessionaire under Section B of this Article 5 less the Deductible. For the avoidance of doubt, the Aggregate Limit shall be rolled forward after the date hereof pursuant to the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

C.            Application of Deductible

1.             Prior to any cash settlement by the Retrocessionaire to cover its liability for paid Ultimate Net Losses, Reinsurer shall apply the Deductible funds to the settlement of the Retrocessionaire’s liability for paid Ultimate Net Losses, which shall erode the amount remaining in respect of the Group A Sublimit and the Group B Sublimit but shall not erode the amount remaining in respect of the Aggregate Limit.

2.             For the avoidance of doubt, Reinsurer shall not apply the Deductible toward payment of its obligations under Sections B.1.c. and B.2.c. above.

3.             Furthermore, Reinsurer shall not apply the Deductible toward any Ultimate Net Loss incurred (A) in respect of the Group A Policies, in excess of the Group A Sublimit or (B) in respect of the Group B Policies, in excess of the Group B Sublimit, which liabilities shall not, in either case, constitute Ultimate Net Loss.

ARTICLE 6

PREMIUM

A.           The payment of Premium to the Retrocessionaire hereunder includes the amount due in respect of the Brokerage and FET assessed on the amount of such Premium (the “Net Premium”).

B.            On the date hereof, the Reinsurer shall transfer the Premium due to Retrocessionaire under Section A above. Pursuant to this Retrocession Agreement, Reinsurer shall transfer (less the amount of Brokerage and FET imposed on the Premium transferred to the Retrocessionaire hereunder, which Brokerage shall be paid by Reinsurer to Guy Carpenter and which FET shall be withheld and remitted by Reinsurer in accordance with Article 20) directly to the Statutory Trust Accounts described in Article 11 below, as more particularly set forth in such Article 11 and in the Statutory Trust Agreements.

ARTICLE 7

ROLL FORWARD OF ORIGINAL AMOUNTS

A.            The Reinsurer and the Retrocessionaire agree and acknowledge that certain sums set forth in this Retrocession Agreement have been calculated as of June 30, 2019 (the “Original Calculation Date”). Consequently, at the Effective Time there will have been changes to Net Ceded Reserves, paid Losses and other figures since the Original Calculation Date. Accordingly, the Reinsurer shall roll forward the following amounts in accordance with the procedures set forth on Exhibit D to reflect, among other things, claims reported and paid claims subject to this Retrocession Agreement under the Policies covered hereunder from the Original Calculation Date to the last day of the month ending prior to the date hereof (such date, the “Updated Calculation Date” and such amounts, the “Rolled Amounts”):

1.             Net Ceded Reserves, calculated as of the Updated Calculation Date;

2.             The Deductible;

3.             The Aggregate Limit;

4.             The Group A Participation Attachment Point, Group B Participation Attachment Point, Group A Sublimit, and Group B Sublimit; and

5.             The Required Collateral Amount, calculated as of the Updated Calculation Date.

B.

1.             The Reinsurer shall deliver to Retrocessionaire, within five (5) Business Days after the date hereof, a statement setting forth amounts from the Original Calculation Date and the Rolled Amounts (the “Statement of Rolled Amounts”), together with the backup documentation and information reasonably necessary to verify the Rolled Amounts. In addition, Reinsurer shall provide any other information reasonably requested by the Retrocessionaire in connection therewith.

2.             Within ten (10) Business Days of receipt of the Reinsurer’s Statement of Rolled Amounts (the “Agreement Deadline”), the Retrocessionaire shall advise the Reinsurer, in writing, of its agreement or disagreement with the calculation of the Rolled Amounts (“Retrocessionaire’s Adjustment Notice”). If the Retrocessionaire agrees with such calculation or fails to notify the Reinsurer of its agreement or disagreement with such calculation by the Agreement Deadline, then the Statement of Rolled Amounts shall be deemed final and binding on the parties.

3.             If the Retrocessionaire has any good faith disagreement to the Reinsurer’s calculation of the Rolled Amounts, then within ten (10) Business Days following the delivery of the Retrocessionaire’s Adjustment Notice, the Parties shall use good faith efforts to mutually agree to the Rolled Amounts. The Parties hereby acknowledge and agree that either Party’s ability to object to Rolled Amounts in accordance with this Section is preclusive of all other rights of such Party to challenge such Rolled Amounts.

4.             In the event the Parties are unable to reach agreement as to the Rolled Amounts within ten (10) Business Days following the delivery of the Retrocessionaire’s Adjustment Notice, the Reinsurer and the Retrocessionaire shall, mutually appoint an independent actuary or, in the event that they fail to agree on the selection of an independent actuary, within ten (10) Business Days thereafter, each Party shall name three independent actuary candidates of which the other Party shall decline two, and the selection of the independent actuary as between the two remaining independent actuary candidates shall be made by the Party winning a coin toss. If either Party fails to provide such three names within such ten (10) Business Day period, the other Party shall select the independent actuary. All independent actuary candidates shall be disinterested in the outcome and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society. The cost of the independent actuary selected shall be split evenly between the Reinsurer and the Retrocessionaire. The independent actuary’s determination of the Rolled Amounts (the “Actuary’s Rolled Amounts”) shall be final and binding on the Parties. The Parties shall instruct the independent actuary to limit its review to matters objected to by the Retrocessionaire and not resolved by written agreement of the Parties.

5.             The independent actuary shall act as an expert, not as an arbitrator, and neither the determination of the independent actuary, nor this Retrocession Agreement to submit to the determination of the independent actuary, shall be subject to or governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq., or any state arbitration law or regime.

6.             The earliest of the dates when (i) the Retrocessionaire timely notifies the Reinsurer of its acceptance of the Rolled Amounts by delivery of the Retrocessionaire’s Adjustment Notice, (ii) the Agreement Deadline passes and the Retrocessionaire fails to notify the Reinsurer of its disagreement with the Rolled Amounts by timely delivery of the Retrocessionaire’s Adjustment Notice, (iii) in the event that Retrocessionaire disagrees with the Rolled Amounts by timely delivery of the Retrocessionaire’s Adjustment Notice, (A) the date when the Parties mutually agree to the Rolled Amounts or (B) the date when the Parties receive the Actuary’s Rolled Amounts, in each case, shall be known as the “Roll Forward Agreement Date.” Any amounts due and owing between the Parties in respect of this Article 7 will be settled within five (5) Business Days of the Roll Forward Agreement Date.

7.             In the event that between the Original Calculation Date and the Effective Time there is an event, circumstance, development, change or occurrence which, individually or together with any other event, change or occurrence, has, or would reasonably be expected to have, a material adverse effect (i) on the financial condition or results of operations of Companies or Reinsurer, or (ii) on the Subject Business, or (iii) on the Retrocessionaire’s financial obligations hereunder, the amount of Premium, shall be recalculated to put the Parties in as close an economic position as is reasonably possible under this Retrocession Agreement as they would have been had such material adverse effect not occurred. In the event that the Parties disagree on the amount of the recalculated Premium, the parties shall utilize the procedure set forth in Article 15 to determine the amount of the recalculated Premium. At its election, the Companies shall be a party to any arbitration pursuant to Article 15 of this Retrocession Agreement concerning any adjustment to Premium pursuant to this Article 7.

ARTICLE 8

REINSURANCE WARRANTY

A.            The Parties have agreed that a certain amount of reinsurance recoverables will be deemed collected under the Inuring Reinsurance (the “Deemed Amount”) and applied Ultimate Net Loss. Reinsurer hereby agrees that a certain amount of reinsurance recoverables in excess of the Deemed Amounts shall be further deemed recovered, up to [***] (the “Reinsurance Warranty Amount”), determined in accordance with the provisions of this Article 8. The Reinsurer shall perform the calculation described below, measured from the Original Calculate Date, once per every calendar quarter occurring after the exhaustion of the Deductible and shall deliver its calculations to the Retrocessionaire within ten (10) Business Days following the last day of each such quarter.

B.            To determine the amount of the Reinsurance Warranty Amount (if any) to be applied to Ultimate Net Loss, the following calculation is conducted:

Step 1. Determine the “Notional Amount,” which shall be, as of any date of determination, an amount equal to the sum of following:

(i)	[***]; less

(ii)	[***]; plus

(iii)	Interest on the sum of (i) and (ii), charged at Two Percent (2%) per annum, calculated on an annual basis from the date hereof to the date of determination.

Step 2. Compare the Notional Amount to the “Minimum Notional Amount,” which shall be, as of any date of determination, an amount equal to the lesser of:

(i)	[***]; or

(ii)	the greater of:

(a)	[***]; and

(b)	[***] less the Notional Amount calculated as of such date of determination.

If the Notional Amount determined pursuant to Step 1 is less than the Minimum Notional Amount determined pursuant to Step 2, the calculation continues at Step 3. If, as of any date of determination, the Notional Amount is greater than the Minimum Notional Amount, then the Deemed Amounts are satisfied and the Retrocessionaire shall not be entitled to any further deemed amounts applied toward Ultimate Net Loss in respect of the Reinsurance Warranty Amount (and, for the avoidance of doubt, the calculation shall not continue to Step 3).

Step 3. Calculate the “Additional Excess Recoverables” as follows:

(i)	for non-proportional reinsurance recoveries – non-proportional Inuring Reinsurance constituting Ultimate Net Losses on Group B Policies minus [***]; plus

(ii)	for proportional reinsurance recoveries – proportional Inuring Reinsurance constituting Ultimate Net Losses on Group B Policies minus [***].

The amount of the Additional Excess Recoverables is applied to reduce the amount of the Reinsurance Warranty Amount applicable to Ultimate Net Loss.

See Exhibit E for an example calculation of this reinsurance warranty.

C.            For purposes of the calculation detailed in this Article 8, recoveries on the following types of Inuring Reinsurance shall count towards the satisfaction of the Additional Excess Recoverables: facultative (whether proportional or excess of loss), excess of loss, reinsurance covering excess liability insurance, and other proportional reinsurance.

D.            Inuring Reinsurance shall not diminish and Retrocessionaire’s liability hereunder shall not be increased by reason of the Reinsurer’s or the Companies’ inability to collect from any other reinsurers any amounts which are included in Inuring Reinsurance hereunder, whether such inability to collect arises from (i) the insolvency of such other reinsurers, (ii) breach of the agreements with such other reinsurers, (iii) the presence of any “net retained lines” or similar provisions in any agreements with such reinsurers which prevent the Reinsurer or the Companies from recovering such Inuring Reinsurance, (iv) the fact that agreements with such other reinsurers are no longer in force or became terminated, (v) the fact that the Reinsurer or the Companies failed to timely pay any reinsurance reinstatement premium, or (vi) any other reason whatsoever, regardless of whether Retrocessionaire, Reinsurer, or Companies were aware of such reason prior to the execution of this Retrocession Agreement.

E.             Notwithstanding anything herein to the contrary in this Retrocession Agreement, neither the Companies nor the Reinsurer may consent to any commutation of any Inuring Reinsurance without the consent of the Retrocessionaire. In the event that any commutation of any Inuring Reinsurance is made without the consent of the Retrocessionaire, such Inuring Reinsurance subject to such commutations shall be deemed to continue in force and collectible in full as if such commutation had not been made.

F.             Notwithstanding anything to the contrary in this Retrocession Agreement, Companies and Reinsurer shall keep in force all existing reinsurance arrangements inuring to the benefit of this Retrocession Agreement and shall timely pay all reinstatement or other premiums due under such existing reinsurance arrangements. In the event that Inuring Reinsurance is diminished, terminated, or not extended or renewed due to failure to timely pay reinstatement or other premiums due under its existing reinsurance arrangements, such Inuring Reinsurance shall be deemed to continue in force and collectible in full as if such payment had been timely made.

ARTICLE 9

ADMINISTRATION OF SUBJECT BUSINESS

Reinsurer will be responsible for the handling and administration of the Subject Business claims under this Retrocession Agreement, including managing and supervising any TPAs or other vendors retained to assist in the handling of such claims. The Reinsurer may delegate these handling and administrative duties to the Companies and, as of the date hereof, the Reinsurer has delegated all such handling and administrative duties to the Companies.

A.            The Reinsurer shall investigate, adjust, settle, defend or otherwise handle all such claims as follows:

1.             The Reinsurer may establish total Net Loss reserves up to [***] per Subject Business claim.

2.             The Reinsurer may settle any Subject Business claim up to [***] in total Net Loss per claim.

3.             The Reinsurer shall not settle or reserve any Subject Business claim in excess of its authority, as provided herein, without prior written approval from the Retrocessionaire.

4.             The Reinsurer will prepare and submit to the Retrocessionaire a large loss report, with sufficient particulars to identify the facts of the claim, in an agreed upon format, and provide all requested relevant documentation, for all reserve or settlement authority requests on Subject Business claims in excess of the Reinsurer’s authority hereunder.

5.             The Retrocessionaire shall provide a written response to all of Reinsurer’s authority requests as soon as practicable, but no later than five (5) Business Days.

B.            The Reinsurer shall provide the Retrocessionaire written notice of any demand, whether time-sensitive or otherwise, to settle any Subject Business claim for available policy limits as soon as practicable, but no later than forty-eight (48) hours before the expiration of any time-sensitive demand, and will provide the Retrocessionaire all relevant information in the Reinsurer’s possession to evaluate such demand. The Retrocessionaire shall provide a written response to the Reinsurer with respect to any such time-sensitive policy-limit demands as soon as practicable, but no later than the expiration of such demand.

C.            The Reinsurer shall retain and utilize vendors that the Reinsurer deems reasonably necessary in the performance of its claims-handling services under this Retrocession Agreement, including, but not limited to, attorneys, estimators, appraisers, investigators, independent adjusters, experts or other advisors, collection companies, and any other claims-related vendors deemed necessary by the Reinsurer in the administration of any Subject Business claim. The costs of any such vendors shall constitute Allocated Loss Adjustment Expense under this Retrocession Agreement.

D.            The Reinsurer shall handle all submitted claims in accordance with:

1.             the care, skill, prudence, diligence and expertise that would be expected from experienced and qualified personnel performing such duties in like circumstances;

2.             the Reinsurer’s established Claims Handling Guidelines, Claims Litigation Guidelines and Claims Legal Guidelines; and

3.             the requirements of all applicable laws and regulations.

E.            The Reinsurer shall not terminate or change any TPA engaged to assist in the handling of the Subject Business claims as of the Effective Date, without the Retrocessionaire’s prior written approval, except that Reinsurer may amend, modify, change or expand the terms of its engagement of any current TPA used by the Companies to administer the Subject Business claims.

F.            The Reinsurer shall cooperate, and ensure cooperation of any applicable TPAs, in all respects with the Retrocessionaire, including, but not limited to, providing to the Retrocessionaire all relevant information about the Subject Business claims, as the Retrocessionaire may reasonably request, and be reasonably available to discuss individual Subject Business claims with the Retrocessionaire.

G.            The Reinsurer will ensure that the Retrocessionaire has electronic access to all applicable claims systems and documents for the Subject Business claims, both during the duration of the Term of this Retrocession Agreement, and for such period of time after the termination of the Term as may be reasonably necessary for Retrocessionaire to fulfill any of its surviving obligations under this Retrocession Agreement or to fulfill the requirements of applicable Law, at no additional cost to Retrocessionaire.

H.            Reinsurer will invite Retrocessionaire to participate in all large loss conferences with respect to Subject Business claims.

I.             Reinsurer will be available to meet monthly or as otherwise deemed reasonably necessary by Retrocessionaire to discuss any issues related to the handling of Subject Business claims.

J.             Reinsurer and Retrocessionaire will each designate a single point of contact to address any issues that may arise regarding the handling of an individual Subject Business claim, or to generally address the administration of Subject Business claims.

K.            Reinsurer, to the extent commercially reasonable, will pursue its rights to salvage or subrogation relating to any Net Loss. Should Reinsurer choose not to pursue a subrogation or salvage that the Retrocessionaire would like to pursue, the Retrocessionaire is hereby authorized and empowered to instigate such action in the name of the Reinsurer, and from any amount recovered by Retrocessionaire there shall be first deducted the Retrocessinaire’s expenses incurred in effecting the recoveries. Reinsurer hereby agrees to cooperate with Retrocessionaire to enforce its rights to salvage or subrogation and to cooperate with Retrocessionaire in the prosecution of all claims arising out of such rights, to the extent commercially reasonable. Reinsurer agrees to furnish Retrocessionaire, on request, any and all legal instruments necessary to implement the foregoing assignment.

ARTICLE 10

ACCOUNTING FOR RESERVES

A.           In calculating and maintaining Net Ceded Reserves, the Reinsurer shall comply with (i) applicable statutory accounting principles and guidance and generally accepted actuarial standards and principles applied in a manner consistent with past practice used for calculating and maintaining such Net Ceded Reserves, and (ii) the requirements of any applicable Law, including, the insurance laws and regulations of the State of Texas, and shall otherwise be consistent with Companies’ standard procedures for calculating and maintaining Reserves.

B.            Neither Party has made, hereby makes or shall make any representation or warranty to the other Party as to (i) the proper accounting or tax treatment by such other Party of the transaction provided for in this Retrocession Agreement or (ii) the proper future accounting or tax treatment of the transaction provided for in this Retrocession Agreement. Further, each Party acknowledges and agrees that, in making its independent determination that the transaction provided for in the Retrocession Agreement is properly accounted for as reinsurance for SAP, GAAP and federal income tax purposes, it did not rely, in any respect, upon any representation or determination made by the other Party.

ARTICLE 11

COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE

A.           Required Collateral Amount. As security for the payment and performance of all of Retrocessionaire’s obligations in respect of Ultimate Net Loss reinsured hereunder, whether now existing or hereafter incurred, subject to Reinsurer’s initial funding obligation set forth in Section D.1. of this Article 11, following delivery of the first Quarterly Funding Report for the calendar quarter ending June 30, 2020, Retrocessionaire shall provide an amount of collateral for the benefit of each Company, calculated in an amount equal to One Hundred Five Percent (105%) of Net Ceded Reserves (the “Required Collateral Amount”) and divided among the Statutory Trust Accounts in accordance with the Quarterly Funding Report. For the avoidance of doubt, the Retrocessionaire shall not be permitted to make any withdrawals from the Statutory Trust Agreements prior to the delivery of the first Quarterly Report delivered hereunder. Should Retrocessionaire at any time disagree with the amount of Required Collateral Amount determined by Reinsurer for any Company, Retrocessionaire shall notify Reinsurer in writing of its disagreement (the “Collateral Dispute Notice”). The applicable provisions of Article 7 with respect to a dispute thereunder shall apply mutatis mutandis to any dispute under this Article 11.

B.            Statutory Trust Agreements. The Parties agree that the Retrocessionaire, Reinsurer, and the Trustee (as defined under the Article entitled DEFINITIONS) shall enter into a separate Trust Agreement (as defined under the Article entitled DEFINITIONS) with each individual Company and establish a statutory trust account (“Statutory Trust Account”) for the benefit of each individual Company. The Retrocessionaire and the Reinsurer intend that the establishment and maintenance of the Statutory Trust Accounts will allow each Company to qualify for full statutory accounting credit for admitted reinsurance by all regulatory authorities having jurisdiction over the applicable Company for the Retrocessionaire’s obligations under this Retrocession Agreement. Any change or modification of any Statutory Trust Agreement shall be null and void unless made by written amendment to the applicable Statutory Trust Agreement and signed by Retrocessionaire, Reinsurer, the applicable Company, and the Trustee.

C.            Statutory Trust Accounts. The Parties understand and agree that the Net Premium, any top-up amounts, and any other funds subsequently provided by Retrocessionaire for the purpose of meeting its collateral obligations hereunder (collectively, the “Collateral Funds”), shall be kept in the Statutory Trust Accounts. Each Statutory Trust Account shall hold only the Collateral Funds applicable to beneficiary Company and no other funds. Notwithstanding anything to the contrary contained herein, in no event shall the Collateral Funds be used to pay any amounts other than the Retrocessionaire’s indemnification of paid Ultimate Net Loss covered hereunder. Assets may be withdrawn from the Statutory Trust Account by the beneficiary Company only for the following purposes:

(a)	to pay, or to reimburse the beneficiary Company for the due but unpaid or unreimbursed Ultimate Net Loss covered by Retrocessionaire under this Retrocession Agreement;

(b)	to transfer to the Retrocessionaire any Collateral Funds that are in excess of the Required Collateral Amount;

(c)	where the beneficiary Company or Reinsurer has received notification of termination of the Statutory Trust Agreement and where any of the Retrocessionaire’s obligations under this Retrocession Agreement remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw assets in the applicable Statutory Trust Account equal to such obligations and deposit such assets in a separate account apart from its other assets, in the name of the beneficiary Company in any United States bank or trust company apart from its general assets in trust solely for the uses and purposes specified in this Section C.

Reinsurer shall not cause or allow any action or inaction that would cause funds in the Statutory Trust Account to be withdrawn or used (i) for any purpose other than the permitted purposes set forth in this Section C or (ii) in duplication of any funds in the Statutory Trust Account withdrawn or used by a Company in satisfaction of the same due but unpaid or unreimbursed Ultimate Net Loss covered by Retrocessionaire hereunder.

D.            Collateral Top-Up Requirements; Withdrawals; Offset; Actuarial Review.

1.             During the term of the Statutory Trust Agreements, the Reinsurer shall provide to the Retrocessionaire and the Companies a report (each, a “Quarterly Funding Report”) no later than thirty (30) days from the end of each calendar quarter specifying the Required Collateral Amount as of the end of such calendar quarter, including the total Required Collateral Amount and the Required Collateral Amount for each individual Company.

2.             Beginning with the Quarterly Funding Report for the calendar quarter ended June 30, 2020, if, based on the Quarterly Funding Report, the Required Collateral Amount for any one or more of the Statutory Trust Accounts at the end of any calendar quarter exceeds the sum of the aggregate

Fair Market Value of the Eligible Assets held in any one or more Statutory Trust Accounts (determined in accordance with the Statutory Trust Agreements) (a “Collateral Deficit”), Retrocessionaire shall promptly, but not less than five (5) Business Days after delivery of the Quarterly Funding Report, transfer directly from its own account to applicable Statutory Trust Account(s) such additional Eligible Assets as may be necessary to increase the Fair Market Value of the Eligible Assets held in the applicable Statutory Trust Account(s) to the Required Collateral Amount for each such applicable Statutory Trust Account.

3.             Beginning with the Quarterly Funding Report for the calendar quarter ended June 30, 2020, if, based on the Quarterly Funding Report, the Required Collateral Amount for any one or more of the Statutory Trust Accounts at the end of any calendar quarter is less than the sum of the aggregate Fair Market Value of the Eligible Assets held in any one or more Statutory Trust Accounts (determined in accordance with the Statutory Trust Agreements) (the “Collateral Excess”), the applicable Company(ies) shall promptly, but not less than five (5) Business Days after delivery of the Quarterly Funding Report, direct Trustee to transfer directly from applicable Statutory Trust Account to the account of Retrocessionaire or its designee such Eligible Assets as are in excess of the Required Collateral Amount.

4.             In the event that a Quarterly Funding Report shows that there is a Collateral Deficit in one or more of the Statutory Trust Accounts and a Collateral Excess in one or more of the other Statutory Trust Accounts, then the Companies may, in each instance with the prior written consent of Retrocessionaire, withdraw from the Statutory Trust Account(s) having a Collateral Excess and instruct the Reinsurer to deposit into Statutory Trust Account(s) having a Collateral Deficit an amount that is (i) excess of the Required Collateral Amount, and (ii) not greater than the amount required to increase the Collateral Funds held in the Statutory Trust Account(s) having a Collateral Deficit to the Required Collateral Amount. The transfer described in the foregoing sentence (the “Collateral Offset”) is for administrative expedience only, and Retrocessionaire may refuse its consent to a Collateral Offset for any reason, in its sole discretion. A Collateral Offset completed in accordance with the provisions of this Article 11 Section D.4 shall not be considered a transfer in violation of the permitted purposes set forth in Article 11 Section C above.

5.             No less frequently than annually, Reinsurer, as part of the Companies’ normal annual statutory financial statement actuarial review, shall engage the Companies’ appointed actuary to perform a full actuarial analysis to determine the Required Collateral Amount and shall include such actuary’s report to the extent relevant to Ultimate Net Loss in its Quarterly Funding Report to Retrocessionaire and Companies.

E.             Title to Assets. The Retrocessionaire, prior to depositing assets in the Statutory Trust Accounts, shall execute assignments, endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or other assets requiring assignments in order that the Trustee, upon the direction of the applicable Company, may negotiate these assets without consent or signature from the Retrocessionaire.

F.             Income and Interest. Any income or interest earned on assets on deposit in the Statutory Trust Accounts shall be held in the Statutory Trust Accounts in accordance with the terms of the Statutory Trust Agreements.

G.            Substitutions. The Retrocessionaire shall have the right to withdraw from the Statutory Trust Accounts all or any part of the assets contained therein and transfer such assets to the Retrocessionaire; provided that the Retrocessionaire complies with the requirements set forth in the Statutory Trust Agreements; and provided further that prior to the time of such withdrawal, the Retrocessionaire replaces the withdrawn assets with other applicable Eligible Assets having a Fair Market Value at least equal to the Fair Market Value of the assets withdrawn so as to maintain at all times the deposit of the Required Collateral Amount.

H.                 Termination. Promptly following termination of this Retrocession Agreement and payment of the full amounts due under the Retrocession Agreement, the parties to the Statutory Trust Agreements all shall take all actions necessary to terminate the Statutory Trust Accounts and the Statutory Trust Agreements.

I.                    Company Credit for Reinsurance. If, at any time during the Term of this Retrocession Agreement, any Company does not qualify for full statutory accounting credit in respect of the Reinsurance Agreement for admitted reinsurance by regulatory authorities having jurisdiction over the Company by reason of its Statutory Trust Account not complying with applicable insurance laws or regulations such that a financial or accounting penalty to the Company would result on any statutory statement or report the Company is required to make or file with insurance regulatory authorities (or a court of law in the event of insolvency), the Retrocessionaire shall, on behalf of the Reinsurer, secure the Reinsurer’s share (subject to the limitations reflected in, Article 5 hereof) of obligations under the Reinsurance Agreement for which such full statutory credit is not granted by those authorities in a manner, form, and amount acceptable to the applicable Company, Reinsurer, Retrocessionaire, and to all applicable insurance regulatory Governmental Authorities. Reinsurer shall cooperate with Retrocessionaire and the Company to secure such credit for reinsurance as needed. Reinsurer, to the extent required by the Reinsurance Agreement, shall secure its obligations to the Companies (separate and apart from the Statutory Trust Accounts) in accordance with all applicable Laws governing credit for reinsurance and no such obligation shall be funded through withdrawal from the Statutory Trust Accounts. Retrocessionaire shall have no obligation to provide any other funds in trust other than the Collateral Funds in accordance with this Retrocession Agreement and the Statutory Trust Agreements, notwithstanding anything to the contrary set forth in the Reinsurance Agreement or any other agreement.

J.                    Joint and Several Liability; Indemnification.

(1)	Each Company and the Reinsurer shall be jointly and severally liable for an adjudicated default by any Company or the Reinsurer under any of the Statutory Trust Agreements, including the use of Collateral Funds for such purpose other than as allowed under this Agreement or the Statutory Trust Agreements by a Company, the Reinsurer, or any party acting on behalf of or at the direction of any Company or the Reinsurer (including a third party claims administrator).

(2)	The Companies and the Reinsurer shall jointly and severally indemnify, defend and hold harmless the Restrocessionaire and its affiliates and their respective directors, officers, employees, agents, successors and permitted assigns (“Retrocessionaire Indemnified Persons”) from and against any and all disputes, demands, claims, actions, damages, losses, attorneys’ fees, court costs and other liabilities, including those asserted against Retrocessionaire by Reinsurer (collectively “Liabilities”) incurred by a Retrocessionaire Indemnified Person to the extent arising from or relating to (1) any breach of the representations, warranties, covenants or agreements of the Companies or Reinsurer contained in the Statutory Trust Agreements, including the use or application of Collateral Funds for any purpose other than those permitted under the Statutory Trust Agreements or this Retrocession Agreement, or (2) any successful enforcement of this indemnity; provided, in any case, the foregoing shall not apply to the extent the Liabilities were caused by the negligence, gross negligence, fraud or intentional misconduct of any Retrocessionaire Indemnified Person.

(3)	In the event that amounts in excess of the Required Collateral Amount are not timely paid to Retrocessionaire or otherwise transferred between Statutory Trust Accounts as a permitted Collateral Offset due to the insolvency of a Company and administration of Collateral Funds by a conservator, liquidator, receiver, or statutory successor, Retrocessionaire may, to the extent not prohibited by Law, offset such excess amounts due to it against the obligations of Retrocessionaire in accordance with Article 23 hereto. In addition, the Companies and Reinsurer shall be jointly and severally liable to Retrocessionaire for payment of all such excess amounts.

K.       Investment Manager. The Parties agree that either the Retrocessionaire, or a third party investment manager registered with the U.S. Securities and Exchange Commission selected by the Retrocessionaire (the “Investment Manager”), shall enter into an investment management agreement with the Reinsurer, the Companies, and the Trustee to manage the assets in the Statutory Trust Accounts in accordance with the investment guidelines mutually agreed to among the parties to such investment management agreement. Such investment management agreement shall be in the form and contain provisions that are reasonably acceptable to the Companies and the Reinsurer. All fees, costs and expenses in respect of the Investment Manager shall be borne solely by the Retrocessionaire and shall not be paid from the Statutory Trust Accounts.

ARTICLE 12

REPORTS AND SETTLEMENTS

A.       Reports. After receiving data from the TPA, the Reinsurer, or the Companies as its administrator, shall prepare and deliver the electronic reports listed below (the “Reports”) with respect to the entirety of the Subject Business. Within two (2) Business Days following the accounting close of each month (such close occurring on the 15th of the subsequent month), the Reinsurer shall deliver a Report in a format to be mutually agreed upon by the Parties which contains such accounting and journal entries and details (i) as may be necessary and customary to enable the Retrocessionaire to determine the amounts owed hereunder from Retrocessionaire or from the Reinsurer, as the case may be, and (ii) as may be required to permit the Retrocessionaire to prepare, make and file necessary or required financial and statistical reports and financial statements or otherwise comply with applicable Law.

Such Report shall, without limitation, include the amount of the following, on a monthly and cumulative basis, as at the close of the applicable month (such close as defined above):

1.                   Amounts paid in respect of Ultimate Net Loss;

2.                   Outstanding case and IBNR Reserves;

3.                   Ceded Reserves;

4.                   Net Ceded Reserves;

5.                   a statement of any amount(s) payable by the Retrocessionaire, including an itemization of all of the payments that are being billed to the Retrocessionaire for the applicable monthly accounting period;

6.                   Status of Reinsurance Warranty Amount, including a listing of applicable Inuring Reinsurance;

7.                   Amounts paid in erosion of the remaining amount of the Deductible;

8.                   Amounts paid in erosion of the remaining amount of the Aggregate Limit; and

9.       any other information in connection with settlements hereunder reasonably requested by the Retrocessionaire.

B.                  The Reports outlined in this Article shall continue until the conclusion of the Term of this Retrocession Agreement.

C.                  Settlements. The Parties shall conduct monthly settlements (other than with respect to any amounts satisfied intra-month through withdrawal by the Reinsurer or the Companies from the Claims Payments Account) based upon the reporting provided in Section A above evidencing the amount due, subject to Section D below. Any payment, transfer or crediting of amounts required under this Section shall be made within five (5) Business Days following the date of the delivery of the applicable Report (any such date, the “Settlement Date”). For the avoidance of doubt, in no event shall an obligation of Retrocessionaire to make a payment pursuant to this Article 12 be postponed or delayed to a date later than the Settlement Date as a result of any pending or threatened dispute pursuant to this Agreement, except for amounts due under this Article that are disputed in good faith by Retrocessionaire.

D.                 Claims Payments Account.

1.                   The Companies shall establish and maintain a demand deposit account for purposes of facilitating interim settlements of amounts due under this Retrocession Agreement in respect of Ultimate Net Loss indemnifiable by the Retrocessionaire (the “Claims Payments Account”).

2.                   On the first Business Day of each monthly accounting period following the exhaustion of the Deductible, the Retrocessionaire shall transfer to the Claims Payments Account cash in an amount sufficient to bring the balance of the Claims Payments Account to an amount equal to the trailing two (2) month average of payments of Ultimate Net Loss (the “Required Funding Amount”). If at any time during a monthly accounting period the funds in a Claims Payments Account are, in the Reinsurer’s reasonable estimate, insufficient to pay all of the Ultimate Net Loss payable in such monthly accounting period, the Reinsurer shall provide a statement (a “Claims Estimate”) setting forth in reasonable detail a description of the additional proposed payments of Ultimate Net Loss anticipated to be required during the remainder of such monthly accounting period and the amount by which the then current balance in the Claims Payments Account falls short of the aggregate amount set forth in the Claims Estimate.

ARTICLE 13

COMMUTATION

A.                 This Retrocession Agreement shall be commuted effective at any calendar quarter end, subject to any required regulatory approvals, if applicable, (i) upon commutation of the Reinsurance Agreement or (ii) with the mutual agreement of the Retrocessionaire and the Reinsurer.

B.                  At commutation, the Retrocessionaire shall pay to the Reinsurer the present value of any and all Ultimate Net Loss liability outstanding hereunder, as mutually agreed upon by the Reinsurer and Retrocessionaire.

C.                  Upon payment of the commutation amount, all payable Ultimate Net Losses are deemed paid, both Parties shall be released of further liability under the terms and conditions of this Retrocession Agreement and this Retrocession Agreement shall be deemed commuted and terminated.

D.                  It is agreed that on the day of commutation, the Reinsurer shall release any and all letters of credit, trust accounts (including the Statutory Trust Accounts) or any other collateral posted by the Retrocessionaire, as applicable, under this Retrocession Agreement.

ARTICLE 14

ACCESS TO RECORDS

A.                 All records remain the property of the Reinsurer.

B.                  The Retrocessionaire or its designated representatives shall have the right to inspect (and make copies) at all reasonable times and upon reasonable prior notice to Reinsurer, during the Term of this Retrocession Agreement and thereafter, all proprietary and non-privileged books, records and papers of the Reinsurer directly related to any reinsurance hereunder, or the subject matter hereof, including, but not limited to administrative records, claim records, Policy files, and related documents and information, and Retrocessionaire shall have the right to make photocopies thereof at its expense. All such books, records, and papers shall be kept available by Reinsurer and its departmental or branch offices for a period of not less than five (5) years after the termination date of this Retrocession Agreement. Should the Retrocessionaire assume administration of claims for any of the Subject Business, Reinsurer or its designated representatives shall have the right to inspect (and make copies) at all reasonable times and upon prior reasonable notice to Retrocessionaire during the Term of this Retrocession Agreement, and thereafter, all proprietary and non-privileged books, records and papers of the Retrocessionaire directly related to the Retrocessionaire’s administration of claims, and Reinsurer shall have the right to make photocopies thereof at its expense. All such books, records, and papers shall be kept available by Retrocessionaire and its departmental or branch offices for a period of not less than five (5) years after the termination date of this Retrocession Agreement.

C.                  For the purposes of this Article, “non-privileged” refers to books, records and papers that are not subject to the Attorney-client privilege and Attorney-work product doctrine. “Attorney-client privilege” and “Attorney-work product” shall have the meanings ascribed to each by statute and/or the court of final adjudication in the jurisdiction whose laws govern the substantive law of a claim arising under a Policy reinsured under this Retrocession Agreement.

D.                  Notwithstanding anything to the contrary in this Retrocession Agreement, for any claim or Loss under a Policy reinsured under this Retrocession Agreement, should either Party claim, pursuant to the Common Interest Doctrine (“Doctrine”), that it has the right to examine any document that is alleged to be subject to the Attorney-client privilege or the Attorney-work product privilege, upon the claiming Party providing to the other Party substantiation of any law which reasonably supports the basis for the conclusion that the Doctrine applies and the Doctrine will be upheld as applying between the Parties as against third parties pursuant to the substantive law(s) which govern the claim or Loss, the claiming Party shall be given access to such document.

E.                   Notwithstanding the foregoing, the Parties shall permit and not object to the other Party’s access to privileged documents in connection with any underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim; provided that the Party may defer release of such privileged documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which might jeopardize the Party’s defense by release of such privileged documents. In the event a Party shall seek to defer release of such privileged documents, it will, in consultation with the other Party, take other steps as reasonably necessary to provide the requesting Party with the information it reasonably requires to evaluate exposure, establish Reserves or indemnify without causing a loss of such privileges. The Parties shall in no event have access to privileged documents relating to any dispute between the Parties. Furthermore, in the event that a Party demonstrates a need for information contained in privileged documents prior to the resolution of the underlying claim, the other Party agrees it will endeavor to undertake steps as reasonably necessary to provide the requesting Party with the information it reasonably requires to indemnify the other Party without causing a loss of such privilege.

F.                   The provisions of this Article 14 shall survive the termination of this Retrocession Agreement.

ARTICLE 15

ARBITRATION

A.                  Any and all disputes between the Reinsurer and the Retrocessionaire arising out of, relating to, or concerning this Retrocession Agreement, whether sounding in contract or tort and whether arising during or after termination of this Retrocession Agreement, shall be submitted to the decision of a board of arbitration composed of two (2) arbitrators and an umpire (“Board”) meeting at a site in the city in which the principal headquarters of the Retrocessionaire are located. The arbitration shall be conducted and shall proceed as set forth in the ARIAS-US Rules for the Resolution of U.S. Insurance and Reinsurance Disputes and the procedures below.

B.                  A notice requesting arbitration, or any other notice made in connection therewith, shall be in writing and be sent certified or registered mail, return receipt requested to the affected Party. The notice requesting arbitration shall state in particular all issues to be resolved, shall appoint the arbitrator selected by the claimant and shall set a tentative date for the hearing, which date shall be no sooner than ninety (90) days and no later than one hundred fifty (150) days from the date that the notice requesting arbitration is mailed. Within thirty (30) days of receipt of claimant’s notice, the respondent shall notify claimant of any additional issues to be resolved in the arbitration and of the name of its appointed arbitrator.

C.                  The members of the Board shall be impartial, disinterested and not currently representing any Party participating in the arbitration, and shall be current or former senior officers of insurance or reinsurance concerns, experienced in the line(s) of business that are the subject of this Retrocession Agreement. The Reinsurer and the Retrocessionaire as aforesaid shall each appoint an arbitrator and the two (2) arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after having received claimant’s written request for arbitration, the claimant is authorized to and shall appoint the second arbitrator. If the two (2) arbitrators fail to agree upon the appointment of an umpire within thirty (30) days after notification of the appointment of the second arbitrator, within ten (10) days thereof, the two (2) arbitrators shall request ARIAS-U.S. (“ARIAS”) to apply its procedures to appoint an umpire for the arbitration with the qualifications set forth above in this Article. If the use of ARIAS procedures fails to name an umpire, either Party may apply to a court of competent jurisdiction to appoint an umpire with the above required qualifications. The umpire shall promptly notify in writing all Parties to the arbitration of his selection and of the scheduled date for the hearing. Upon resignation or death of any member of the Board, a replacement shall be appointed in accordance with the same procedures pursuant to which the resigning or deceased member was appointed pursuant to this Article 15.

D.                  The claimant and respondent shall each submit initial briefs to the Board outlining the facts, the issues in dispute and the basis, authority, and reasons for their respective positions within thirty (30) days of the date of notice of appointment of the umpire. The claimant and the respondent may submit a reply brief to the Board within ten (10) days after filing of the initial brief(s). Initial and reply briefs may be amended by the submitting Party at any time, but not later than ten (10) days prior to the date of commencement of the arbitration hearing. Reasonable responses shall be allowed at the arbitration hearing to new material contained in any amendments filed to the briefs but not previously responded to.

E.                  The Board shall consider this Retrocession Agreement as an honorable engagement and shall make a decision and award with regard to the terms expressed in this Retrocession Agreement, the original intentions of the Parties to the extent reasonably ascertainable, and the custom and usage of the insurance and reinsurance business that is the subject of this Retrocession Agreement. Notwithstanding any other provision of this Retrocession Agreement, the Board shall have the right and obligation to consider underwriting and submission-related documents in any dispute between the Parties.

F.                  The Board shall be relieved of all judicial formalities and the formal rules of evidence, and the decision and award shall be based upon a hearing in which evidence that is relevant shall be allowed. Cross examination and rebuttal shall be allowed. The Board may request a post-hearing brief to be submitted within twenty (20) days of the close of the hearing.

G.                  The Board shall render its decision and award in writing within thirty (30) days following the close of the hearing or the submission of post-hearing briefs, whichever is later, unless the Parties consent to an extension. Every decision by the Board shall be by a majority of the members of the Board and each decision and award by the majority of the members of the Board shall be final and binding upon all Parties to the proceeding. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either Party may have against the other. However, the Board is not authorized to award punitive, exemplary or enhanced compensatory damages.

H.                 The Board shall award interest on the award at a rate not in excess of Two Percent (2%) per annum calculated from the date the Board determines that any amounts due the prevailing Party should have been paid to the prevailing Party.

I.                   Either Party may apply to a court of competent jurisdiction for an order confirming any decision and the award; a judgment of that Court shall thereupon be entered on any decision or award.

J.                   Each Party shall bear the expenses and costs of its own attorney and of the one arbitrator appointed by or for it in connection with all phases of the arbitration proceeding through any judicial proceedings related to the arbitration and shall jointly and equally bear with the other Party the expense of any stenographer requested, and of the umpire. The remaining costs of the pre-confirmation arbitration proceedings shall be finally allocated by the Board.

K.                  Subject to customary and recognized legal rules of privilege, each Party participating in the arbitration shall have the obligation to produce those documents, and as witnesses at the arbitration those of its employees, and those of its affiliates, as any other participating Party reasonably requests, providing always that the same witnesses and documents be reasonably obtainable and relevant to the issues in the arbitration and not be unduly burdensome or excessive in the opinion of the Board.

L.                   The Parties may mutually agree as to pre-hearing discovery prior to the arbitration hearing and in the absence of agreement, upon the request of any Party, pre-hearing discovery may be conducted as the Board shall determine in its sole discretion to be in the interest of fairness, full disclosure, and in furtherance of a prompt hearing, decision and award by the Board.

M.                 The Board shall be the final judge of the composition of the Board, the procedures of the Board, the conduct of the arbitration, the rules of evidence, the rules of privilege, discovery and production and the excessiveness and relevancy of any witnesses and documents upon the petition of any participating Party. To the extent permitted by law, the Board shall have the authority to issue subpoenas and other orders to enforce its decisions. The Board shall also have the authority to issue interim decisions or awards in the interest of fairness, full disclosure, and a prompt and orderly hearing and decision and award by the Board.

N.                  Nothing in this Article shall preclude any of the Parties engaged in arbitration from settling the dispute and withdrawing from an arbitration established to resolve that dispute.

O.                  The provisions of this Article will survive the termination of this Retrocession Agreement.

P.                   If a dispute arising under this Retrocession Agreement is related to a dispute arising out of the Reinsurance Agreement (together, the “Reinsurance Transaction Agreements”) all such disputes may be brought in a single arbitration, in each case, to the extent permitted under the respective applicable Reinsurance Transaction Agreement. If one or more arbitrations are already pending with respect to a dispute under this Retrocession Agreement or a dispute under the other Reinsurance Transaction Agreement, then any Party may request that any arbitration or any new related dispute be consolidated into any such prior arbitration. Such new dispute or arbitration shall be so consolidated, provided that the Board for the prior arbitration determines that: (i) the new dispute or arbitration presents significant issues of law or fact common with those in the pending arbitration; (ii) no party would be unduly prejudiced; and (iii) consolidation under these circumstances would not result in undue delay for the prior arbitration. Any such order of consolidation issued by the Board shall be final and binding upon the Parties. The Parties waive any right they have to appeal or to seek interpretation, revision or annulment of such order of consolidation, including in any court. The Board for the arbitration into which a new dispute is consolidated shall serve as the Board for the consolidated arbitration.

ARTICLE 16

CONFIDENTIALITY

A.                  The information, data, statements, representations and other materials provided by the Reinsurer and its Representatives or the Retrocessionaire and its Representatives to the other arising from consideration and participation in this Retrocession Agreement whether contained in the reinsurance submission, this Retrocession Agreement, or in materials or discussions arising from or related to this Retrocession Agreement, constitutes confidential or proprietary information (collectively, the “Confidential Information”) unless (i) it is expressly indicated otherwise by the Party disclosing such information (“Disclosing Party”) in writing from time to time to the other Party (the “Receiving Party”), or (ii) it is publicly available. This Confidential Information is intended for the sole use of the Parties to this Retrocession Agreement (and their affiliates involved in management or operation of the Subject Business covered hereunder, the intermediaries involved in the placement of this Retrocession Agreement, and their respective auditors, third-party service providers, professional advisors, and legal counsel, collectively termed the “Representatives”) as may be necessary in analyzing and/or accepting a participation in and/or executing their respective responsibilities under or related to this Retrocession Agreement. The Receiving Party shall protect and safeguard the confidentiality of all Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care.

B.                  Disclosing or using Confidential Information relating to this Retrocession Agreement, without the prior written consent of the Disclosing Party, for any purpose beyond (i) the scope of this Retrocession Agreement, (ii) the reasonable extent necessary to perform or enforce its rights and responsibilities provided for under this Retrocession Agreement or any Transaction Agreement, (iii) the reasonable extent necessary to administer, report to and effect recoveries under this Retrocession Agreement, (iv) the reporting to regulatory or other Governmental Authorities as may be legally required, (v) providing the Confidential Information to Representatives with a need to know such Confidential Information, who are legally obligated by either written agreement or otherwise to maintain the confidentiality of the Confidential Information, is expressly forbidden, or (vi) as may be required by applicable Law or regulatory requirement.

Copying, duplicating, disclosing, or using Confidential Information for any purpose beyond these purposes is forbidden without the prior written consent of the Disclosing Party.

C.                  Should a Receiving Party receive a third party demand pursuant to subpoena, summons, or court or governmental order or request, to disclose Confidential Information that has been provided by the Disclosing Party, to the extent allowed by law, the Receiving Party shall provide the Disclosing Party with written notice of any subpoena, summons, or court or governmental order or request, at least ten (10) days prior to such release or disclosure. Unless the Disclosing Party has given its prior permission to release or disclose the Confidential Information, the Receiving Party shall not comply with the subpoena prior to the actual date required by the subpoena. If a protective order or appropriate remedy is not obtained (at the sole expense of Disclosing Party), the Receiving Party may disclose only that portion of the Confidential Information that it is legally obligated to disclose. However, notwithstanding anything to the contrary in this Retrocession Agreement, in no event, to the extent permitted by law, shall this Article require the Receiving Party not to comply with the subpoena, summons, or court or governmental order.

ARTICLE 17

CURRENCY

A.                 Whenever the word “dollars” or the “$” sign appears in this Retrocession Agreement, they shall be construed to mean United States Dollars and all transactions under this Retrocession Agreement shall be in United States Dollars.

B.                  Amounts paid or received by the Companies in any other currency shall be converted to United States Dollars at the rate of exchange on the date such transaction is entered on the books of the Companies.

ARTICLE 18

DELAYS, ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Retrocession Agreement or any transaction hereunder (including the reporting of claims) shall not relieve either Party hereto from any liability which would have attached had such delay, error or omission not occurred, provided always that such delay, error or omission shall be rectified as soon as possible after discovery.

ARTICLE 19

EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS

A.                 This Retrocession Agreement shall provide reinsurance for the Ultimate Net Loss of the Policies comprising the Subject Business, which includes, subject to the terms and conditions of this Article 19, any Extra Contractual Obligations and/or Loss Excess of Policy Limits.

B.                  “Extra Contractual Obligations” means all liabilities arising out of or relating to Subject Business not covered under any other provision of this Retrocession Agreement, including compensatory, consequential, punitive, or exemplary damages together with any legal costs and expenses incurred in connection therewith, paid (without duplication) as damages or in settlement by any Company, the Reinsurer or any affiliate arising from an allegation or claim of any Company’s insured, Company’s insured’s assignee, or other third party, which alleges negligence, gross negligence, bad faith or other tortious conduct on the part of such Company, the Reinsurer or any affiliate, or any designee of such Company or the Reinsurer (including any TPA) to the extent indemnifiable by such Company or any affiliate of such Company in the handling, adjustment, rejection, defense or settlement of a claim under a Policy.

C.                  “Loss Excess of Policy Limits” means any costs, expenses or other amounts (other than Allocated Loss Adjustment Expenses) incurred in connection with a Loss paid as damages or in settlement (or otherwise) in excess of the limits of a specific Policy, but otherwise within the coverage terms of such Policy, including as arising from an allegation or claim of any Company’s insured, Company’s insured’s assignee, or other third party, which alleges negligence, gross negligence, bad faith or other tortious conduct in the handling of a claim under a Policy, in rejecting a settlement within the Policy limits, in discharging a duty to defend or prepare the defense in the trial of an action against the insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. For the avoidance of doubt, the decision by a Company to settle a claim for an amount within the coverage of the Policy but not within the Policy limit when such Company has reasonable basis to believe that it may have liability to the insured or assignee or other third party on the claim will be deemed a Loss Excess of Policy Limits.

D.                  Any Reserves ceded or assumed or amounts paid or settled by a Party (or a TPA on behalf of such Party) in respect of Extra Contractual Obligations or Loss Excess of Policy Limits without the other Party’s prior written approval such approval not to be unreasonably withheld, conditioned or delayed, shall not constitute Ultimate Net Loss or paid Ultimate Net Loss (as applicable), unless the other Party waives in writing the foregoing exclusion with respect to a particular amount or amounts. No such waiver by either Party shall constitute any future waiver of this Section with respect to other amounts.

E.                  An Extra Contractual Obligation or a Loss Excess of Policy Limits shall be deemed to have occurred on the same date as the Loss covered under the Policy and shall be considered part of the original Loss (subject to other terms of this Retrocession Agreement).

F.                  Neither an Extra Contractual Obligation nor a Loss Excess of Policy Limits shall include any Losses, liabilities, penalties, costs or other expenses arising out of any adjudicated fraudulent or criminal act by any officer or director of the Reinsurer or the Companies acting individually or collectively or in collusion with any other organization or party involved in the presentation, defense, or settlement of any claim covered under this Retrocession Agreement.

G.                  Neither an Extra Contractual Obligation nor a Loss Excess of Policy Limits shall include any Losses, liabilities, penalties, costs or other expenses arising out of any adjudicated fraudulent or criminal act by any officer or director of the Retrocessionaire acting individually or collectively or in collusion with any other organization or party involved in the presentation, defense, or settlement of any claim covered under this Retrocession Agreement, which all such Losses, Liabilities, penalties, costs or other expenses shall be the responsibility of Retrocessionaire and shall not be considered Ultimate Net Loss.

H.                 The Reinsurer shall be indemnified in accordance with this Article to the fullest extent permitted by applicable Law.

ARTICLE 20

FEDERAL EXCISE TAX

A.                  To the extent that any portion of the Premium paid to the Retrocessionaire under this Retrocession Agreement is subject to the Federal Excise Tax (as imposed under Section 4371 of the Internal Revenue Code) (“FET”) and the Retrocessionaire is not exempt therefrom, the Retrocessionaire shall allow for the purpose of paying the FET, a deduction by the Reinsurer of the applicable percentage of the Premium payable hereunder. In the event of any return of Premium becoming due hereunder, the Reinsurer shall use commercially reasonable efforts to obtain a refund of any FET paid to the IRS in respect of such returned Premium, and shall pay any such refunded FET over to the Retrocessionaire as soon as practicable following the receipt of such refund. Reinsurer or its agent shall be responsible for remitting any FET withheld from the Premium paid to the Retrocessionaire to the IRS. The Retrocessionaire shall reimburse the Reinsurer for any FET imposed on Premiums paid (or deemed paid) to the Retrocessionaire under this Retrocession Agreement that is not deducted and withheld in accordance with Article 6 and this Article 20.

B.                  To the extent applicable, in consideration of the terms under which this Retrocession Agreement is issued, the Reinsurer undertakes not to claim any deduction of the premium hereon when making Canadian Tax returns or when making tax returns, other than Income or Profits Tax returns, to any State or Territory of the United States of America or to the District of Columbia.

ARTICLE 21

TAX INFORMATION REPORTING AND WITHHOLDING

A.                 Prior to the Effective Date, the Reinsurer shall provide the Retrocessionaire with the Reinsurer’s IRS Form W-9, and the Retrocessionaire shall provide the Reinsurer with the Retrocessionaire’s IRS Form W-8BEN-E. In the event the IRS Form W-9 or IRS Form W-8BEN-E initially provided may no longer be relied upon, the Reinsurer or Retrocessionaire, as applicable, shall upon the other party’s reasonable request promptly provide to such other party an updated form. To the extent the Retrocessionaire is subject to the deduction and withholding of Premium payable hereunder under applicable Law, including, but not limited to, under the Foreign Account Tax Compliance Act (Sections 1471-1474 of the Internal Revenue Code), the Retrocessionaire agrees to allow such deduction and withholding from the Premium payable under this Retrocession Agreement, and the Reinsurer shall have no obligation to gross-up the Retrocessionaire for any such withheld amounts.

B.                   In the event of any return of Premium becoming due hereunder, the Reinsurer shall use commercially reasonable efforts to assist the Retrocessionaire in obtaining any refund permitted by applicable Law. In that event, the Retrocessionaire agrees to provide the Reinsurer or its agent with all information, assistance and cooperation which the Reinsurer or its agent reasonably requests in order to assist the Retrocessionaire in obtaining a refund. The Retrocessionaire further agrees that it will do nothing to prejudice the Reinsurer’s or its agent’s position or their potential or actual rights of recovery.

ARTICLE 22

INSOLVENCY

A.                 In the event of insolvency and the appointment of a conservator, liquidator, receiver, or statutory successor of the Reinsurer, any risk or obligation assumed by the Retrocessionaire shall be payable to the conservator, liquidator, receiver, or statutory successor on the basis of claims allowed against the insolvent Reinsurer by any court of competent jurisdiction or by any conservator, liquidator, receiver, or statutory successor of the Reinsurer having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims.

B.                  Payments by the Retrocessionaire as above set forth shall be made directly to the Reinsurer, the Companies, or to Reinsurer’s conservator, liquidator, receiver, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance or except as provided by applicable Law and regulation in the event of the insolvency of the Reinsurer.

C.       In the event of the insolvency of the Reinsurer, the liquidator, receiver, conservator or statutory successor of the Reinsurer shall give written notice to the Retrocessionaire of the pendency of a claim against the insolvent Reinsurer on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding, and, during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Reinsurer or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Retrocessionaire shall be chargeable subject to court approval against the insolvent Reinsurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reinsurer solely as a result of the defense undertaken by the Retrocessionaire.

ARTICLE 23

OFFSET

The Reinsurer and the Retrocessionaire shall have the right to offset any balance or amounts due from one Party to the other under the terms of this Retrocession Agreement. In addition, Retrocessionaire shall specifically have the right of offset against any balance or amounts due to Reinsurer or Companies in the event that Collateral Funds in the Statutory Trust Accounts are used or withdrawn in violation of the terms and conditions of the Statutory Trust Agreements or this Retrocession Agreement. In the event of insolvency of a Party hereto, offset shall be as permitted by applicable Law.

ARTICLE 24

PRIVACY & PROTECTION OF DATA

A.                 The Reinsurer and the Retrocessionaire represent that they are aware of and in compliance with their responsibilities and obligations under applicable Laws and regulations pertaining to Non-Public Personal Information (“NPPI”) and Protected Health Information (“PHI”). For the purpose of this Retrocession Agreement, NPPI and PHI shall mean (i) financial or health information that identifies an individual, including claimants under Policies reinsured under this Retrocession Agreement, and which information is not otherwise available to the public, and (ii) any other information which would constitute personal information or personal health information under applicable Laws or regulations relating to the collection, retention, protection and use of such information, including the Gramm-Leach-Bliley Act of 1999, the Health Insurance Portability and Accountability Act of 1996 and the Health Information Technology for Economic and Clinical Health Act, and all amendments to and further regulations thereto (collectively, “Privacy Laws”). Data conveyed to the Retrocessionaire may include NPPI and/or PHI that is protected under applicable Privacy Laws and shall be used only in the performance of rights, obligations and duties in connection with this Retrocession Agreement.

B.                  The Retrocessionaire shall maintain appropriate safeguards to protect any NPPI and PHI received hereunder from accidental loss or unauthorized access, use or disclosure, which such safeguards shall, at a minimum, comply with all applicable Privacy Laws. The Retrocessionaire shall immediately report to the Reinsurer any known or reasonably suspected accidental loss or unauthorized access, use or disclosure of any NPPI or PHI held by or on behalf of the Retrocessionaire hereunder.

C.                  Without limiting the foregoing, the Retrocessionaire shall collect and use NPPI and PHI solely as permitted by, and shall not otherwise violate, any applicable privacy policy(ies) of the Reinsurer or with which the Reinsurer must comply which have been provided to the Retrocessionaire in writing, or which are otherwise known to the Retrocessionaire.

D.       Upon receipt of any request from the Reinsurer for the deletion of any NPPI or PHI, the Retrocessionaire shall promptly comply with such request and certify such deletion to the Reinsurer. The Retrocessionaire shall convey to the Reinsurer any request for the deletion of NPPI or PHI received from any purported data subject.

ARTICLE 25

SANCTIONS

Neither the Reinsurer nor the Retrocessionaire shall be liable for any amounts under this Retrocession Agreement if it would result in a violation of any mandatory sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America that are applicable to either Party.

ARTICLE 26

SERVICE OF SUIT

A.                 This Article will not be read to conflict with or override the obligations of the Parties to arbitrate their disputes as provided for in the Article entitled ARBITRATION. This Article is intended as an aid to compel required arbitration or enforce an arbitration or arbitral award, not as an alternative to the Article entitled ARBITRATION for resolving disputes arising out of this Reinsurance Agreement.

B.                  In the event of any dispute, the Retrocessionaire, at the request of the Reinsurer, shall submit to the jurisdiction of a court of competent jurisdiction within the State of Texas. The Retrocessionaire agrees to comply with all requirements necessary to give such court jurisdiction over the Retrocessionaire. The Retrocessionaire further agrees to abide by the final decision of such court or an appellate court to which such court’s decision is appealed. Nothing in this Article constitutes or should be understood to constitute a waiver of the Retrocessionaire’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

C.                  Service of process in any such suit against the Retrocessionaire may be made upon its duly authorized agent for service of process, R&Q Solutions LLC, Two Logan Square, Suite 600, Philadelphia, PA 19103, Attn: Christopher Reichow, U.S. General Counsel (the “Retrocessionaire’s Agent for Process”), and in any suit instituted, the Retrocessionaire shall abide by the final decision of such court or of any appellate court in the event of an appeal.

D.                 The Retrocessionaire’s Agent for Process is authorized and directed to accept service of process on behalf of the Retrocessionaire in any such suit.

E.                  Further, as required by and pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Retrocessionaire hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reinsurer arising out of this Retrocessionaire Agreement, and hereby designates the Retrocessionaire’s Agent for Process as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE 27

REGULATORY MATTERS

If Reinsurer or Retrocessionaire receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit, enforcement action or proceeding by any Governmental Authority relating to this Retrocession Agreement or the Reinsurance Agreement, Reinsurer or the Retrocessionaire, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter.

ARTICLE 28

LIMITED RECOURSE AND BERMUDA REGULATIONS

A.                 Reinsurer and the Companies acknowledge and agree that Retrocessionaire is a segregated account of R&Q. Notwithstanding anything to the contrary herein, the total liability of Retrocessionaire for the performance and discharge of all of its obligations, however they may arise, in relation to this Retrocession Agreement and the Statutory Trust Agreements, shall be limited to and payable solely from the proceeds of realization of the assets of the Retrocessionaire and, accordingly, neither Reinsurer nor the Companies shall have any recourse, direct or indirect, to any other assets of R&Q whether or not allocated to any other segregated account or the general account of R&Q. In the event that the proceeds of realization of the assets of Retrocessionaire are insufficient to meet all obligations, Reinsurer and the Companies undertake in such circumstances to take no action against R&Q in respect of any such obligations. In particular, neither the Reinsurer, the Companies, nor any party acting on either entity’s behalf shall petition or take any steps for the winding up or receivership of R&Q.

B.                  Notwithstanding any matter referred to herein, the Reinsurer and the Companies understand and accept that Retrocessionaire is a segregated account of R&Q that contains assets and liabilities that are legally separate from the assets and liabilities of R&Q’s general account and other segregated accounts and that all corporate matters relating to the creation of Retrocessionaire, capacity of Retrocessionaire, operation and liquidation of Retrocessionaire and any matters relating to Retrocessionaire thereof shall be governed by, and construed in accordance with, the laws of Bermuda. The transactions contemplated under this Retrocession Agreement shall be linked to the segregated account. Reinsurer and the Companies each have had the opportunity to take advice and to obtain all such additional information that it considers necessary to evaluate the terms, conditions and risks of entering into this Retrocession Agreement with Retrocessionaire.

ARTICLE 29

REPRESENTATIONS AND WARRANTIES; COVENANTS

A.       Reinsurer represents and warrants to Retrocessionaire as of the date hereof that the Reinsurance Agreement attached hereto as Exhibit B is full, correct, and complete, and has not been further amended or replaced. No amendment of the Reinsurance Agreement shall alter the Retrocessionaire’s rights and obligations hereunder or under the Reinsurance Agreement with respect to Retrocessionaire’s status as a third party beneficiary of the Reinsurance Agreement, without the Retrocessionaire’s prior written consent and any such amendment made without Retrocessionaire’s prior written consent shall not be binding on Retrocessionaire and shall not alter the Retrocessionaire’s rights or obligations hereunder or under the Reinsurance Agreement in any way. Reinsurer shall not be required to obtain Retrocessionaire’s consent for any amendments of the Reinsurance Agreement that do not alter Retrocessionaire’s rights and obligations hereunder, but Reinsurer shall provide notice and a copy of such amendments to Retrocessionaire.

B.                  Reinsurer represents and warrants to Retrocessionaire that the Policies for the Subject Business have not been further amended or replaced since the Effective Date, other than (i) in the ordinary course of business, (ii) in accordance with changes in applicable Law, or (iii) in accordance with the terms of such Policies, and in any case such amendments or replacements set forth in subclauses (i)-(iii) do not materially increase the risk to Retrocessionaire as disclosed. No amendment or replacement not expressly permitted herein shall be made without the Retrocessionaire’s prior written consent and any such amendment or replacement made without Retrocessionaire’s prior written consent shall not be binding on Retrocessionaire and shall not alter the Retrocessionaire’s rights or obligations hereunder or under the Reinsurance Agreement in any way.

C.                  Reinsurer represents and warrants to Retrocessionaire as of the date hereof that the Subject Business and associated information attached hereto as Exhibit A is full, correct, and complete, and has not been further amended or replaced. No amendment of or endorsement to the Policies written in respect of the Subject Business (other than as set forth in Section A) shall affect Ultimate Net Loss ceded hereunder without Retrocessionaire’s written consent.

D.                 Neither Company nor Reinsurer shall enter into any arrangement with existing reinsurers, or take any other action with respect to such existing reinsurance arrangements or the agreements evidencing such arrangements, that reduce, restrict or otherwise limit the cover provided by those reinsurers. Any action taken in violation of this Section shall not be binding on Retrocessionaire and shall not alter the Retrocessionaire’s rights or obligations hereunder in any way.

ARTICLE 30

MISCELLANEOUS

A.       Interpretation.

1.       As used in this Retrocession Agreement, references to the following terms have the meanings indicated:

a.                   to the Preamble or to the Recitals, Sections, Articles, Exhibits or Schedules are to the Preamble or a Recital, Section or Article of, or an Exhibit or Schedule to, this Retrocession Agreement unless otherwise clearly indicated to the contrary;

b.                   to any contract or agreement (including this Retrocession Agreement) are to the contract or agreement as amended, modified, supplemented or replaced from time to time;

c.                   to any law are to such law as amended, modified, supplemented or replaced from time to time and all rules and regulations promulgated thereunder, and to any section of any law include any successor to such section;

d.                   to any Governmental Authority include any successor to the Governmental Authority and to any affiliate include any successor to the affiliate;

e.                   to any “copy” of any contract or agreement or other document or instrument are to a true and complete copy thereof;

f.                    to “hereof,” “herein,” “hereunder,” “hereby,” “herewith” and words of similar import refer to this Retrocession Agreement as a whole and not to any particular Article, Section or clause of this Retrocession Agreement, unless otherwise clearly indicated to the contrary;

g.                   to the “date of this Retrocession Agreement,” “the date hereof” and words of similar import refer to April 1, 2020; and

h.                   to “this Retrocession Agreement” includes the Exhibits and Schedules.

2.                   Whenever the last day for the exercise of any right or the discharge of any duty under this Retrocession Agreement falls on a day other than a Business Day, the Party having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. With respect to any determination of any period of time, unless otherwise set forth herein, the word “from” means “from and including” and the word “to” means “to but excluding.”

3.                   Whenever the words “include,” “includes” or “including” are used in this Retrocession Agreement, they will be deemed to be followed by the words “without limitation.” The word “or” shall not be disjunctive unless context requires otherwise. Any singular term in this Retrocession Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

4.                   The Parties have participated jointly in the negotiation and drafting of this Retrocession Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Retrocession Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Retrocession Agreement.

5.                   No summary of this Retrocession Agreement prepared by or on behalf of any Party shall affect the meaning or interpretation of this Retrocession Agreement.

6.                   All capitalized terms used without definition in the Exhibits and Schedules to this Retrocession Agreement shall have the meanings ascribed to such terms in this Retrocession Agreement.

B.                  Binding Effect; Assignment. This Retrocession Agreement shall be binding upon and inure to the benefit of the Parties, and their respective successors and permitted assigns. This Retrocession Agreement may not be assigned by either Party, by operation of law or otherwise, without the prior written consent of the other Party, which consent may be withheld by either Party in its sole unfettered discretion. Any assignment in violation hereof shall be void. This provision shall not be construed to preclude the assignment by the Reinsurer of reinsurance recoverables to another party for collection.

C.                  Governing Law. This Retrocession Agreement shall be governed by and construed according to the laws of the state of Texas, exclusive of that state’s rules with respect to conflicts of law.

D.                 Headings. The table of contents and headings preceding the text of the Articles and Sections of this Retrocession Agreement are intended and inserted solely for the convenience of reference and shall not affect the meaning, interpretation, construction or effect of this Retrocession Agreement.

E.                  Entire Agreement; Amendment. This Retrocession Agreement and the Transaction Agreements shall constitute the entire agreement between the Parties with respect to the Subject Business hereunder. Any change or modification of this Retrocession Agreement shall be null and void unless made by written amendment to the Retrocession Agreement and signed by all Parties. Nothing in this Article shall act to preclude the introduction of reinsurance submission-related documents in any dispute between the Parties. No termination of this Retrocession Agreement shall be effective unless such is made in writing and signed by the Parties hereto.

F.                  No Third Party Beneficiaries. Nothing in this Retrocession Agreement is intended or shall be construed to give any person, other than the Parties hereto and the Companies, any legal or equitable right, remedy or claim under or in respect of this Retrocession Agreement or any provision contained herein, other than the Reinsurer and the Retrocessionaire, except any other applicable party pursuant to the Article entitled INSOLVENCY. The Companies are intended, express third party beneficiaries of all provisions of this Retrocession Agreement.

G.                 Remedies. In the event of any default hereunder beyond the applicable cure period (if any), the non-defaulting Party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such default. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law, except as set forth in the Article entitled ARBITRATION.

H.                 Severability. If any provision of this Retrocession Agreement should be invalid under applicable Laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Retrocession Agreement.

I.                    Waiver. The failure of the Reinsurer or Retrocessionaire to insist on strict compliance with this Retrocession Agreement or to exercise any right or remedy shall not constitute a waiver of any rights contained in this Retrocession Agreement nor estop the parties from thereafter demanding full and complete compliance nor prevent the Parties from exercising any remedy.

J.                    Force Majeure. Each Party shall be excused for any reasonable failure or delay in performing any of its respective obligations under this Retrocession Agreement, if such failure or delay is caused by Force Majeure. “Force Majeure” shall mean any act of God, strike, lockout, act of public enemy, any accident, explosion, fire, storm, earthquake, flood, drought, peril of sea, riot, embargo, war or foreign, federal, state or municipal order or directive issued by a court or other authorized official, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstance or event beyond the reasonable control of the Party relying upon such circumstance or event.

K.                 Survival. Notwithstanding anything to the contrary herein, all Articles of this Retrocession Agreement shall survive the termination of this Retrocession Agreement until all surviving obligations between the Parties have been finally settled.

L.                  Construction. Whenever the content of this Retrocession Agreement requires, the gender of all words shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural. This Retrocession Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Retrocession Agreement to be drafted.

M.                Authority. Each Party has full power and authority to execute and deliver this Retrocession Agreement and to perform its obligations hereunder. The execution and delivery of this Retrocession Agreement, and the consummation of the transactions contemplated herein, have been duly and validly approved by all requisite action on the part of each Party, and no other proceedings on the part of either Party, is necessary to approve this Retrocession Agreement and to consummate the transactions contemplated herein. This Retrocession Agreement has been duly and validly executed and delivered by each Party, and constitutes the legal, valid and binding obligation of each Party, enforceable against each Party in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting or relating to creditors’ rights and remedies generally.

N.       Notices. All notices and other communications under this Retrocession Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand, (b) when sent by email, (c) three (3) Business Days after being sent by certified mail, or (d) one (1) Business Day following the day sent by an internationally recognized overnight courier, in each case, at the following addresses, and email addresses (or to such other address or email address as a Party may have specified by notice given to the other Party pursuant to this provision):

In the case of Retrocessionaire:

R&Q Bermuda (SAC) Limited

Randall & Quilter Investment Holdings Ltd.

F B Perry Building, 40 Church Street

Hamilton HM11, Bermuda

Attention: Paul Corver

Email: [***]

With a copy to:

R&Q Solutions, LLC

Two Logan Square

Suite 600

Philadelphia, PA 19103

Attention: Christopher Reichow, U.S. General Counsel

Email: [***]

In the case of the Reinsurer:

HIIG Re

c/o Marsh Management Services Cayman Ltd.

P.O. Box 1051

Grand Cayman KY1-1102

CAYMAN ISLANDS

Attention: Kieran O’Mahony

Email: [***]

With a copy to:

HIIG Re

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

Email: [***]

In the case of the Companies:

Houston Specialty Insurance Company

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

Email: [***]

Imperium Insurance Company

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

Email: [***]

Great Midwest Insurance Company

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

Email: [***]

O.       Counterparts: Electronic Execution. This Retrocession Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by electronic means intended to preserve the original graphic or pictorial appearance of a document, including portable document format (PDF) scan.

(signatures appear on the following page)

IN WITNESS WHEREOF, each of the Parties has caused this Retrocession Agreement to be executed on its behalf as of April 1, 2020.

RETROCESSIONAIRE:

R&Q BERMUDA (SAC) LIMITED
ACTING IN RESPECT OF THE HIIG SEGREGATED ACCOUNT

By:	/s/ Stewart Ritchie
	Name:	Stewart Ritchie
	Title:	Director

REINSURER:

HIIG RE

By:	/s/ Kieran O’Mahony
	Name:	Kieran O’Mahony
	Title:	SVP March Management Services Cayman Ltd. as Assistant Secretary

COMPANIES:

HOUSTON SPECIALTY INSURANCE COMPANY

By:	/s/ Peter B. Smith
	Name:	Peter B. Smith
	Title:	President

IMPERIUM INSURANCE COMPANY

By:	/s/ Peter B. Smith
	Name:	Peter B. Smith
	Title:	President

(signatures continue on the following page)

(Signature page to Loss Portfolio Transfer Retrocession Agreement)

COMPANY (continued from previous page):

GREAT MIDWEST INSURANCE COMPANY

By:	/s/ Peter B. Smith
	Name:	Peter B. Smith
	Title:	President

(Signature page to Loss Portfolio Transfer Retrocession Agreement — cont.)

CONFIDENTIAL INFORMATION	Execution Version

EXHIBIT A

SUBJECT BUSINESS

Group A

[***]

CONFIDENTIAL INFORMATION	Execution Version

Group B

[***]

CONFIDENTIAL INFORMATION	Execution Version

EXHIBIT B

Reinsurance Agreement

LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT
REINSURANCE AGREEMENT

by and among

HOUSTON SPECIALTY INSURANCE COMPANY,
IMPERIUM INSURANCE COMPANY,
GREAT MIDWEST INSURANCE COMPANY,

and

HIIG RE

Dated as of: April 1, 2020

EXHIBIT A SUBJECT BUSINESS

EXHIBIT B RETROCESSION AGREEMENT

EXHIBIT C STATUTORY TRUST AGREEMENT FORM

EXHIBIT D ROLL FORWARD METHODS

EXHIBIT E SAMPLE CALCULATION OF REINSURANCE WARRANTY

LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT

REINSURANCE AGREEMENT

This LOSS PORTFOLIO TRANSFER AND ADVERSE DEVELOPMENT REINSURANCE AGREEMENT (this “Reinsurance Agreement”), dated as of April 1, 2020, is made and entered into by and among, HOUSTON SPECIALTY INSURANCE COMPANY, IMPERIUM INSURANCE COMPANY, and GREAT MIDWEST INSURANCE COMPANY, each a Texas domiciled insurance company (collectively, the “Companies”, individually, a “Company”) and HIIG Re, a Cayman Islands corporation and an affiliate of the Companies (the “Reinsurer”).

W I T N E S S E T H:

WHEREAS, the Companies and the Reinsurer wish to enter into this loss portfolio transfer and adverse development reinsurance agreement, incepting at the Effective Time, pursuant to which the Companies shall cede and the Reinsurer shall accept and reinsure all of Ultimate Net Loss arising out of or relating to Policies comprising the Subject Business, subject to the Aggregate Limit (the “Reinsured Liabilities”) and the terms and conditions set forth herein;

WHEREAS, concurrent with the execution and delivery of this Reinsurance Agreement, the Reinsurer, as the retrocedent, is entering into that certain loss portfolio transfer and adverse development retrocession agreement incepting at the Effective Time, attached hereto as Exhibit B (the “Retrocession Agreement”) by and between Reinsurer and R&Q Bermuda (SAC) Limited, a Bermuda limited company, acting in respect of the HIIG Segregated Account (in such capacity, the “Retrocessionaire”) whereby the Reinsurer will cede and the Retrocessionaire will reinsure all of the Ultimate Net Loss, except for the portion retained by the Reinsurer pursuant to Article 5 of the Retrocession Agreement, under and subject to the terms of the Retrocession Agreement; and

WHEREAS, on the date hereof, concurrent with the execution and delivery of this Reinsurance Agreement, each Company individually, the Reinsurer, the Retrocessionaire and The Bank of New York Mellon shall enter into certain Statutory Trust Agreements, pursuant to which Retrocessionaire shall collateralize its obligations in respect of ultimate net loss reinsured under the Retrocession Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, Reinsurer and Retrocessionaire hereby agree as follows:

ARTICLE 1

BUSINESS COVERED

A.                 This Reinsurance Agreement applies to all Ultimate Net Loss that is paid or payable by the Companies on and after the Effective Date in respect of the Subject Business, subject to all the terms and conditions of this Reinsurance Agreement.

B.                  The Reinsurer’s liability under this Reinsurance Agreement shall commence at the Effective Time, and all reinsurance of Ultimate Net Loss ceded hereunder is subject to the same risks, terms, rates, conditions, assessments, interpretations, waivers, modifications, alterations and cancellations as the respective Policies to which this Reinsurance Agreement applies, except as may be expressly modified by the specific terms and conditions of this Reinsurance Agreement, the true intent of this Reinsurance Agreement being that the Reinsurer shall, except as may be expressly modified by the specific terms and conditions of this Reinsurance Agreement, (i) follow the fortunes of the Companies, and (ii) be bound, without limitation, by all payments and settlement entered into by or on behalf of the Companies, including (for the avoidance of doubt) any payments or settlements entered into from the Effective Date to the date hereof.

C.                 Should any regulatory or other legal restriction of any applicable jurisdiction require modification of any Policy to which this Reinsurance Agreement applies, or should any such Policy be modified in accordance with its terms or with consent of the Reinsurer, the liability of the Reinsurer will follow that of the Companies, Oklahoma Specialty Insurance Company, an affiliate of the Companies, subject to the express exclusions set forth herein and the other terms and conditions of this Reinsurance Agreement.

ARTICLE 2

DEFINITIONS

The Recitals are incorporated into this Reinsurance Agreement as if set forth at length herein. Capitalized terms as used in this Reinsurance Agreement (including in the Recitals and Article 0) shall have the meanings set forth below throughout this Reinsurance Agreement:

“Actuary’s Rolled Amounts” has the meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Aggregate Limit” has the meaning provided under the Article entitled REINSURANCE COVERAGE.

“Agreement Deadline” has the meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Allocated Loss Adjustment Expenses” means all expenses and costs sustained, without duplication, by the Companies in connection with the adjustment, defense, settlement or litigation of claims or suits, satisfaction of judgments, or resistance to or negotiations concerning a Loss or potential Loss under specific Policies. Allocated Loss Adjustment Expenses shall include (i) the expenses and costs of TPAs (which, for the avoidance of doubt, shall not constitute Unallocated Loss Adjustment Expenses), (ii) legal expenses and costs incurred in connection with coverage analysis and questions regarding specific claims and legal actions assignable to a specific Policy, including declaratory judgment actions connected thereto (whether or not a Loss is incurred), (iii) all interest on judgments, and (iv) expenses and costs sustained to obtain recoveries, salvages or other reimbursements, or to secure the reversal or reduction of a verdict or judgment. Allocated Loss Adjustment Expenses shall not include any normal overhead, office expenses, fees, commissions, salaries and other employee compensation, and other similar expenses of the Reinsurer, TPAs, or the Companies, whether or not incurred in connection with adjusting a Loss, which shall be termed the “Unallocated Loss Adjustment Expenses.”

“Board” has the meaning provided under the Article entitled ARBITRATION.

“Brokerage” means the brokerage fee payable to Guy Carpenter, LLC by the Reinsurer on behalf of the Retrocessionaire in respect of the transactions contemplated under the Transaction Agreements, in the amount of [***].

“Business Day” means a day other than (i) a Saturday; (ii) a Sunday; or (iii) a day on which banking institutions or trust companies in Texas, the Cayman Islands, or Bermuda, are authorized or required by applicable Law or executive order to remain closed.

“Ceded Reserves” means the Reserves for Ultimate Net Loss ceded to the Reinsurer under this Reinsurance Agreement in respect of Subject Business (including, for the avoidance of doubt, reserves for IBNR), calculated in accordance with SAP for the Companies.

“Claims Estimate” has the meaning set forth under the Article entitled REPORTS AND SETTLEMENTS.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies” and “Company” has the meaning provided under the Preamble.

“Confidential Information” has the meaning provided under the Article entitled CONFIDENTIALITY.

“Deductible” means One Hundred Five Million Dollars ($105,000,000.00), which amount shall be rolled forward pursuant to the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Deemed Amounts” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“Disclosing Party” has the meaning provided under the Article entitled CONFIDENTIALITY.

“Doctrine” has the meaning provided under the Article entitled ACCESS TO RECORDS.

“Effective Date” means April 1, 2020.

“Effective Time” means 12:00:01 a.m. Central Time on the Effective Date.

“Eligible Assets” means cash (United States legal tender), certificates of deposit (issued by a bank organized under the laws of the United States, or located in the United States, and payable in United States legal tender), or investments of the types permitted by Texas Insurance Code § 493.104; provided that such investments are issued by an institution that is not the parent, subsidiary, or affiliate of any of the Companies, the Reinsurer or the Retrocessionaire and such investments comply with the investment guidelines agreed by the Companies, the Reinsurer and the Retrocessionaire. The Companies, the Reinsurer and the Retrocessionaire agree that “Eligible Assets” shall not include any assets held or principally traded outside the United States. The Parties further agree that the defined term “Eligible Assets” do not include mortgages, collateralized debt obligations, collateralized loan obligations, real estate or derivatives. Additionally, to be an Eligible Asset, an investment must be interest bearing, interest accruing with a specific maturity date on which redemption is to be made at stated value, and not in default and shall otherwise qualify under Texas Insurance Law.

“Extra Contractual Obligations” has the meaning provided under the Article entitled EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS.

“FET” has the meaning provided under the Retrocession Agreement.

“Governmental Authorities” means collectively any applicable federal, state, local or foreign governmental, administrative or regulatory authority, court, agency or instrumentality, including the Texas Department of Insurance.

“Group A Participation Attachment Point” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group A Participation Attachment Point Premium” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group A Policies” has the meaning set forth under the definition of Subject Business herein.

“Group A Sublimit” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group B Participation Attachment Point” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group B Participation Attachment Point Premium” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“Group B Policies” has the meaning set forth under the definition of Subject Business herein.

“Group B Sublimit” has the meaning provided under the Article entitled REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE.

“IBNR” means incurred but not reported losses, as calculated in accordance with SAP for the Companies.

“Inuring Reinsurance” means reinsurance or retrocession coverages and related recoverables (as applicable) for the benefit of the Companies from unaffiliated reinsurance companies to the extent covering the Subject Business which were procured prior to the earlier to occur of the date hereof and the Effective Date which shall be subject to the provisions of Article 8.

“IRS” means the U.S. Internal Revenue Service.

“Law” means any federal, state or local law, statute, ordinance, rule, regulation, or principle of common law or equity imposed by or on behalf of a Governmental Authority.

“Loss(es)” means, without duplication, all amounts paid or payable by the Companies or Oklahoma Specialty Insurance Company arising (i) under any Policy, subject to the original Policy terms and limit (or any changes to such Policy terms or limit required by applicable Law or approved in writing by the Reinsurer) or (ii) out of escheat or unclaimed property Laws applicable to the Policies. Losses shall not include Allocated Loss Adjustment Expenses.

“Loss Excess of Policy Limits” has the meaning provided under the Article entitled EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS.

“Minimum Notional Amount” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“Net Loss” means, without duplication, all Loss, Allocated Loss Adjustment Expenses, Extra Contractual Obligations, and Loss Excess of Policy Limits, payable on and after the Effective Date in respect of the Subject Business.

“Notional Amount” has the meaning provided under the Article entitled REINSURANCE WARRANTY.

“NPPI” has the meaning provided under the Article entitled PRIVACY & PROTECTION OF DATA.

“Original Calculation Date” has meaning provided under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Party” and “Parties” means either or both, as applicable, the Reinsurer and the Companies.

“PHI” has the meaning provided under the Article entitled PRIVACY & PROTECTION OF DATA.

“Policy(ies)” means each of the binders, policies, slips, line slips and other agreements of insurance, including all endorsements, riders and supplements thereto and all amendments thereof, in each case, of the Companies or indemnity reinsured by the Companies from Oklahoma Specialty Insurance Company.

“Premium” shall mean Ninety Seven Million One Hundred Thousand Dollars ($97,100,000.00).

“Receiving Party” has the meaning set forth under the Article entitled CONFIDENTIALITY.

“Reinsurance Agreement” has the meaning set forth under the Preamble.

“Reinsurance Transaction Agreements” as the meaning set forth under the Article entitled ARBITRATION.

“Reinsurance Warranty Amount” has the meaning set forth under the Article entitled REINSURANCE WARRANTY.

“Reinsurer” has the meaning set forth under the Preamble.

“Reinsurer’s Adjustment Notice” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Reports” has the meaning set forth under the Article entitled REPORTS AND SETTLEMENTS.

“Representatives” has the meaning set forth under the Article entitled CONFIDENTIALITY.

“Required Collateral Amount” has the meaning set forth in the Retrocession Agreement.

“Required Funding Amount” has the meaning set forth under the Article entitled REPORTS AND SETTLEMENTS.

“Reserves” means, with respect to any insurer or reinsurer, as required by SAP or applicable Law of the jurisdiction of domicile of such insurance company, reserves (including any gross, net and ceded reserves, as applicable), funds or provisions for losses, claims (including reserves for IBNR), unearned premiums, costs and expenses (including Allocated Loss Adjustment Expenses).

“Retrocession Agreement” has the meaning set forth under the Recitals.

“Retrocessionaire” has the meaning set forth under the Recitals.

“Rolled Amount” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Roll Forward Agreement Date” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“SAP” means, as to any insurer or reinsurer, the statutory accounting practices and principles prescribed or permitted by the Governmental Authority responsible for the regulatory of insurance and reinsurance in the jurisdiction of domicile of such insurer or reinsurer.

“Statement of Rolled Amounts” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

“Statutory Trust Account(s)” has the meaning set forth in the Retrocession Agreement.

“Statutory Trust Agreement(s)” means the Statutory Trust Agreements, the form of which is attached as Exhibit C hereto.

“Subject Business” means

(a)    the Policies in respect of the business identified as “Group A” in Exhibit A, in each case, incepting prior to the date specified therein; and

(b)    the Policies in respect of the business identified as “Group B” in Exhibit A, in each case, incepting prior to the applicable date specified therein.

“Term” has the meaning set forth under the Article entitled COMMENCEMENT AND TERMINATION.

“TPAs” means any and all third party administrators handling claims or performing other services in connection with the Subject Business.

“Transaction Agreements” means this Reinsurance Agreement, the Retrocession Agreement and the Statutory Trust Agreements.

“Ultimate Net Loss” means all Net Loss, which is:

(1)       net of:

i.	the amount of all Inuring Reinsurance; and

ii.	all salvage, subrogation and recoverables (other than the amount of all Inuring Reinsurance) received by or offset for the account of the Reinsurer in respect therefor;

and

(2)	subject to the Aggregate Limit and other conditions and limitations provided under the Article entitled REINSURANCE COVERAGE.

“Updated Calculation Date” has the meaning set forth under the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

In the event of insolvency of a Company, “Ultimate Net Loss” shall mean the amount of Ultimate Net Loss which the insolvent Company has incurred (or may incur) or is (or may become) liable for and payment by the Reinsurer shall be made to the receiver or statutory successor of the Company in accordance with the provisions of the Article entitled INSOLVENCY. Nothing in this Reinsurance Agreement shall be construed to mean Losses are not recoverable until the final Ultimate Net Loss to the Companies has been ascertained.

ARTICLE 3

COMMENCEMENT AND TERMINATION

The reinsurance coverage hereunder shall incept at the Effective Time and shall remain in effect until the earliest of the following (the “Term”):

1.                the date on which the Aggregate Limit is exhausted by payments in respect of paid Ultimate Net Loss made by the Reinsurer;

2.                the date on which all liabilities of the Companies in respect of Net Loss are extinguished and all amounts due to the Companies (or its statutory successor or receiver) under this Reinsurance Agreement with respect to Ultimate Net Loss have been paid;

3.                the date on which this Reinsurance Agreement is terminated upon mutual agreement of the Reinsurer and the Companies; or

4.                the date on which this Reinsurance Agreement is commuted pursuant to the Article entitled COMMUTATION.

ARTICLE 4

EXCLUSIONS

This Reinsurance Agreement does not apply to and specifically excludes:

1.                Net Loss paid or booked as paid by the Companies or Reinsurer before the Effective Date;

2.                Unallocated Loss Adjustment Expenses;

3.            Any reinstatement or other premiums due under the Companies’s existing reinsurance arrangements to the extent such existing reinsurance arrangements do not inure to the benefit of this Reinsurance Agreement; and

4.                Any payment of profit commission or similar arrangement due from the Companies to any other reinsurer or any other party in respect of the Subject Business.

ARTICLE 5

REINSURANCE COVERAGE & APPLICATION OF DEDUCTIBLE

A.         The Reinsurer hereby agrees to reimburse the Companies for one hundred percent (100%) of the Ultimate Net Loss with respect to the Subject Business, subject to the limitations provided in this Article 0.

B.         Reinsurer agrees to reinsure and (subject to the Deductible and the Aggregate Limit) indemnify the Companies for Ultimate Net Loss in the amounts and subject to the conditions set forth below:

1.          Group A. Reinsurer agrees to reinsure Ultimate Net Loss and (subject to the Deductible and the Aggregate Limit) indemnify the Companies for paid Ultimate Net Loss, in each case, arising out of or relating to Group A Policies in the amounts set forth as follows:

a.                   Reinsurer shall be liable for one hundred percent (100%) of the Ultimate Net Loss on the Group A Policies for the first Twenty Five Million Dollars ($25,000,000.00) of such Ultimate Net Loss (“Group A Participation Attachment Point”); and

b.                   In addition to the amount set forth in clause B.1.a above, Reinsurer shall be liable for one hundred percent (100%) of every dollar incurred of Ultimate Net Loss on the first Five Million Dollars ($5,000,000.00) of Ultimate Net Loss on Group A Policies that exceeds the Group A Participation Attachment Point, subject to payment by the Companies of additional premium (the “Group A Participation Attachment Point Premium”) equal to FIFTY CENTS ($00.50) per each dollar of such incurred Ultimate Net Loss up to an aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000) of such Group A Participation Attachment Point Premium. Until the Deductible is exhausted, such additional premium shall be notional, without any payment to Reinsurer hereunder.

c.                   Net Loss (and Inuring Reinsurance and all salvage, subrogation and other recoverables received by or offset for the account of the Companies in respect of any of the foregoing) that would otherwise constitute Ultimate Net Loss on Group A Policies but that are incurred (or that correspond to Net Loss) in excess of the first net aggregate Thirty Million Dollars ($30,000,000.00) of such Ultimate Net Loss ceded hereunder (the “Group A Sublimit”) shall be disregarded and shall not constitute Ultimate Net Loss.

2.            Group B. Reinsurer agrees to reinsure Ultimate Net Loss and (subject to the Deductible and the Aggregate Limit) indemnify Companies for the Ultimate Net Loss on Policies written for paid Ultimate Net Loss, in each case, arising out of or relating to Group B Policies, in the amounts set forth as follows:

a.                   Reinsurer shall be liable for one hundred percent (100%) of the Ultimate Net Loss on the Group B Policies for the first One Hundred Fifty Million Dollars ($150,000,000.00) of such Ultimate Net Loss (“Group B Participation Attachment Point”); and

b.                   In addition to the amount set forth in clause B.2.a above, Reinsurer shall be liable for one hundred percent (100%) of every dollar incurred of Ultimate Net Loss on the first Seventy Million Dollars ($70,000,000.00) of Ultimate Net Loss on Group B Policies that exceeds the Group B Participation Attachment Point, subject to payment by the Companies of additional premium (the “Group B Participation Attachment Point Premium”) equal to FIFTY CENTS ($00.50) per each dollar of such incurred Ultimate Net Loss up to an aggregate amount of Thirty Five Million Dollars ($35,000,000) of such Group B Participation Attachment Point Premium. Until the Deductible is exhausted, such additional premium shall be notional and shall be credited to increase the amount remaining in respect of the Deductible, without any payment to Reinsurer hereunder.

c.                   In addition to the amounts set forth in clauses B.2.a and b, Reinsurer shall be liable for one hundred percent (100%) of Ultimate Net Loss on the Group B Policies that is in excess of Two Hundred Twenty Million Dollars ($220,000,000.00) of such Ultimate Net Loss, up to an aggregate amount of Thirty-Six Million Dollars ($36,000,000.00) of such Ultimate Net Loss; and

d.                   Net Loss (and Inuring Reinsurance and all salvage, subrogation and other recoverables actually received by or offset for the account of the Companies in respect of any of the foregoing) that would otherwise constitute Ultimate Net Loss on Group B Policies but that are incurred (or that correspond to Net Loss incurred) in excess of the first net aggregate Two Hundred Fifty Six Million ($256,000,000.00) of such Ultimate Net Loss ceded hereunder (the “Group B Sublimit”) shall be disregarded and shall not constitute Ultimate Net Loss.

3.            Reinsurer’s maximum aggregate limit of liability for indemnification of paid Ultimate Net Loss shall in no event exceed One Hundred Forty Three Million Five Hundred Thousand Dollars ($143,500,000.00) (the “Aggregate Limit”), being the sum of the maximum amounts payable by Reinsurer under Section B of this Article 0 less the Deductible less the maximum amount of Group A Participation Attachment Point Premium and Group B Participation Attachment Point Premium payable to or eligible for crediting to the account of the Reinsurer under Section B of this Article 0. For the avoidance of doubt, the Aggregate Limit shall be rolled forward after the date hereof pursuant to the Article entitled ROLL FORWARD OF ORIGINAL AMOUNTS.

C.           Application of Deductible

1.           Prior to any cash settlement by the Reinsurer to cover its liability for paid Ultimate Net Losses, the Companies shall apply the Deductible funds to the settlement of the Reinsurer’s liability for paid Ultimate Net Losses, which shall erode the amount remaining in respect of the Group A Sublimit and the Group B Sublimit but shall not erode the amount remaining in respect of the Aggregate Limit.

2.           For the avoidance of doubt, the Companies shall not apply the Deductible toward payment of its obligations under Section B.2.d. above. Furthermore, the Companies shall not apply the Deductible toward any Ultimate Net Loss incurred (A) in respect of the Group A Policies, in excess of the Group A Sublimit or (B) in respect of the Group B Policies, in excess of the Group B Sublimit, which liabilities shall not, in either case, constitute Ultimate Net Loss.

ARTICLE 6

PREMIUM

A.       The payment of Premium to Reinsurer hereunder includes the amount due in respect of the Brokerage and FET assessed on the amount of such Premium transferred to the Retrocessionaire under the Retrocession Agreement.

B.       On the date hereof, the Companies shall transfer the Premium due to Reinsurer under Section A above. Pursuant to the Retrocession Agreement, on the date hereof, Reinsurer shall transfer the Premium (less the amount of Brokerage and FET imposed on the Premium transferred to the Retrocessionaire thereunder, which Brokerage shall be paid by Reinsurer to Guy Carpenter and which FET shall be withheld and remitted by Reinsurer in accordance with Article 20 of the Retrocession Agreement) directly to the Statutory Trust Accounts described in Article 0 below, as more particularly set forth in such Article 0.

ARTICLE 7

ROLL FORWARD OF ORIGINAL AMOUNTS

A.       The Companies and the Reinsurer agree and acknowledge that certain sums set forth in this Reinsurance Agreement have been calculated as of June 30, 2019 (the “Original Calculation Date”). Consequently, at the Effective Time there will have been changes to Ceded Reserves, paid Losses and other figures since the Original Calculation Date. Accordingly, the Companies shall roll forward the following amounts in accordance with the procedures set forth on Exhibit D to reflect, among other things, claims reported and paid claims subject to this Reinsurance Agreement under the Policies covered hereunder from the Original Calculation Date to the last day of the month ending prior to the date hereof (such date, the “Updated Calculation Date” and such amounts, the “Rolled Amounts”):

1.                Ceded Reserves, calculated as of the Updated Calculation Date;

2.                The Deductible;

3.                The Aggregate Limit;

4.                The Group A Participation Attachment Point, Group B Participation Attachment Point, Group A Sublimit, and Group B Sublimit; and

5.                Required Collateral Amount, calculated as of the Updated Calculation Date.

B.

1.                The Companies shall deliver to Reinsurer, within five (5) Business Days after the date hereof, a statement setting forth amounts from the Original Calculation Date and the Rolled Amounts (the “Statement of Rolled Amounts”), together with the backup documentation and information reasonably necessary to verify the Rolled Amounts. In addition, Companies shall provide any other information reasonably requested by the Reinsurer in connection therewith.

2.                Reinsurer shall deliver to Retrocessionaire the Statement of Rolled Amounts and documentation and information set forth in Section B.1 above immediately after receipt thereof. The Rolled Amounts shall be agreed upon as between Reinsurer and Retrocessionaire in accordance with the terms of the Retrocession Agreement. Within ten (10) Business Days of Retrocessionaire and Reinsurer’s agreement on the Rolled Amounts (the “Agreement Deadline”), the Reinsurer shall advise the Companies, in writing, of its agreement or disagreement with the calculation of the Rolled Amounts as delivered by Companies (“Reinsurer’s Adjustment Notice”). If the Reinsurer agrees with such calculation or fails to notify the Companies of its agreement or disagreement with such calculation by the Agreement Deadline, then the Statement of Rolled Amounts shall be deemed final and binding on the parties unless a dispute is pending pursuant to Article 7 of the Retrocession Agreement, in which case, the Statement of Rolled Amounts shall not be deemed final and binding until the resolution of such dispute thereunder and the implementation of any final and binding changes to the Statement of Rolled Amounts (as defined thereunder) in the Statement of Rolled Amounts delivered hereunder.

3.                   If the Reinsurer has any good faith disagreement to the Companies’ calculation of the Rolled Amounts, then within ten (10) Business Days following the delivery of the Reinsurer’s Adjustment Notice, the Parties shall use good faith efforts to mutually agree to the Rolled Amounts. The Parties hereby acknowledge and agree that either party’s ability to object to Rolled Amounts in accordance with this Section is preclusive of all other rights of such Party to challenge such Rolled Amounts.

4.                   In the event the Parties are unable to reach agreement as to the Rolled Amounts within ten (10) Business Days following the delivery of the Reinsurer’s Adjustment Notice, the Reinsurer and the Companies shall, mutually appoint an independent actuary or, in the event that they fail to agree on the selection of an independent actuary, within ten (10) Business Days thereafter, each Party shall name three independent actuary candidates of which the other Party shall decline two, and the selection of the independent actuary as between the two remaining independent actuary candidates shall be made by the Party winning a coin toss. If either Party fails to provide such three names within such ten (10) Business Day period, the other Party shall select the independent actuary. All independent actuary candidates shall be disinterested in the outcome and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society. The cost of the independent actuary selected shall be split evenly between the Reinsurer and the Companies. The independent actuary’s determination of the Rolled Amounts (the “Actuary’s Rolled Amounts”) shall be final and binding on the Parties. The Parties shall instruct the independent actuary to limit its review to matters objected to by the Reinsurer and not resolved by written agreement of the Parties.

5.                   The independent actuary shall act as an expert, not as an arbitrator, and neither the determination of the independent actuary, nor this Reinsurance Agreement to submit to the determination of the independent actuary, shall be subject to or governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq., or any state arbitration law or regime.

6.                   The earliest of the dates when (i) the Reinsurer timely notifies the Companies of its acceptance of the Rolled Amounts by delivery of the Reinsurer’s Adjustment Notice, (ii) the Agreement Deadline (as defined hereunder and under the Retrocession Agreement) passes and both (A) the Reinsurer fails to notify the Companies of its disagreement with the Rolled Amounts by timely delivery of the Reinsurer’s Adjustment Notice and (B) the Retrocessionaire fails to notify the Reinsurer of its disagreement with the Rolled Amounts (as defined under the Retrocession Agreement) by timely delivery of the Retrocessionaire’s Adjustment Notice (as defined under the Retrocession Agreement), (iii) in the event that) the Reinsurer disagrees with the Rolled Amounts by timely delivery of the Reinsurer’s Adjustment Notice, or the Retrocessionaire disagrees with the Rolled Amounts (as defined under the Retrocession Agreement) by timely delivery of the Retrocessionaire’s Adjustment Notice (as defined under the Retrocession Agreement), the date when, (A) in the case of the Reinsurer’s disagreement under this Article 0, the Parties mutually agree to the Rolled Amounts or the Parties receive the Actuary’s Rolled Amounts, or, (B) in the case of the Retrocessionaire’s disagreement under Article 7 of the Retrocession Agreement, the Parties (as defined under the Retrocession Agreement) mutually agree to the Rolled Amounts (as defined under the Retrocession Agreement) or the Parties (as defined under the Retrocession Agreement) receive the Actuary’s Rolled Amounts (as defined under the Retrocession Agreement) and such changes as may become final and binding on the Statement of Rolled Amounts (as defined under the Retrocession Agreement) are made to the Statement of Rolled Amounts hereunder to the extent applicable thereto, in each case, shall be known as the “Roll Forward Agreement Date.” Any amounts due and owing between the Parties in respect of this Article 7 will be settled within five (5) Business Days of the Roll Forward Agreement Date.

7.                   In the event that an adjustment to Premium (as defined in the Retrocession Agreement) is finally determined pursuant to Article 7 of the Retrocession Agreement, the Companies shall transfer to the Reinsurer cash in an amount equal to the difference between the Premium and the adjustment Premium calculated thereunder. At its election, the Companies shall be a party to any arbitration pursuant to Article 15 of the Retrocession Agreement concerning any adjustment to Premium pursuant to Article 7 thereof.

8.                   No difference in the Rolled Amounts as agreed between the Retrocessionaire and Reinsurer pursuant to the terms of the Retrocession Agreement and the Rolled Amounts as agreed between Reinsurer and Companies pursuant to the terms of this Reinsurance Agreement shall increase the Retrocessionaire’s liability under the Retrocession Agreement in any way, and only the Rolled Amounts as agreed between Retrocessionaire and Reinsurer shall be binding on Retrocessionaire.

ARTICLE 8

REINSURANCE WARRANTY

A.          The Parties have agreed that a certain amount of reinsurance recoverables will be deemed collected under the Inuring Reinsurance (the “Deemed Amounts”) and applied toward Ultimate Net Loss. The Companies hereby agrees that a certain amount of reinsurance recoverables in excess of the Deemed Amounts will be further deemed recovered, up to [***] (the “Reinsurance Warranty Amount”) determined in accordance with this Article 8. The Companies shall perform the calculation described below, measured from the Original Calculation Date, once per calendar quarter occurring after the exhaustion of the Deductible and shall deliver its calculation to the Reinsurer within ten (10) Business Days following the last day of each such quarter.

B.           To determine the amount of the Reinsurance Warranty Amount (if any) to be applied to Ultimate Net Loss, the following calculation is conducted:

Step 1. Determine the “Notional Amount,” which shall be, as of any date of determination, an amount equal to the sum of following:

(i)	[***]; less

(ii)	[***]; plus

(iii)	Interest on the sum of (i) and (ii), charged at Two Percent (2%) per annum, calculated on an annual basis from the date hereof to the date of determination.

Step 2. Compare the Notional Amount to the “Minimum Notional Amount,” which shall be, as of any date of determination, an amount equal to the lesser of:

(i)	[***]; or

(ii)	the greater of:

(a)	[***]; and

(b)	[***] less the Notional Amount calculated as of such date of determination.

If the Notional Amount determined pursuant to Step 1 is less than the Minimum Notional Amount determined pursuant to Step 2, the calculation continues at Step 3. If, as of any date of determination, the Notional Amount is greater than the Minimum Notional Amount, then the Deemed Amounts are satisfied and the Reinsurer shall not be entitled to any further deemed amounts applied toward Ultimate Net Loss in respect of the Reinsurance Warranty Amount (and, for the avoidance of doubt, the calculation shall not continue to Step 3).

Step 3. Calculate the “Additional Excess Recoverables” as follows:

(i)	for non-proportional reinsurance recoveries – non-proportional Inuring Reinsurance constituting Ultimate Net Losses on Group B Policies minus [***]; plus

(ii)	for proportional reinsurance recoveries – proportional Inuring Reinsurance constituting Ultimate Net Losses on Group B Policies minus [***].

The amount of the Additional Excess Recoverables is applied to reduce the amount of the Reinsurance Warranty Amount applicable to Ultimate Net Loss.

See Exhibit E for an example calculation of this reinsurance warranty.

C.            For purposes of the calculation detailed in this Article 0, recoveries on the following types of Inuring Reinsurance shall count towards the satisfaction of the Additional Excess Recoverables: facultative (whether proportional or excess of loss), excess of loss, reinsurance covering excess liability insurance, and other proportional reinsurance.

D.           Inuring Reinsurance shall not diminish and the Reinsurer’s liability hereunder shall not be increased by reason of any Company’s inability to collect from any other reinsurers any amounts which are included in Inuring Reinsurance hereunder, whether such inability to collect arises from (i) the insolvency of such other reinsurers, (ii) breach of the agreements with such other reinsurers, (iii) the presence of any “net retained lines” or similar provisions in any agreements with such reinsurers which prevent a Company from recovering such Inuring Reinsurance, (iv) the fact that agreements with such other reinsurers are no longer in force or became terminated, (v) the fact that a Company failed to timely pay any reinsurance reinstatement premium, or (vi) any other reason whatsoever, regardless of whether Reinsurer or any Company was aware of such reason prior to the execution of this Reinsurance Agreement.

Notwithstanding anything herein to the contrary in this Reinsurance Agreement, the Companies may not consent to any commutation of any Inuring Reinsurance without the consent of the Reinsurer. In the event that any commutation of any Inuring Reinsurance is made without the consent of the Reinsurer, such Inuring Reinsurance subject to such commutations shall be deemed to continue in force and collectible in full as if such commutation had not been made.

A.          Notwithstanding anything to the contrary in this Reinsurance Agreement, the Companies shall keep in force all existing reinsurance arrangements inuring to the benefit of this Reinsurance Agreement and shall timely pay all reinstatement or other premiums due under such existing reinsurance arrangements. In the event that Inuring Reinsurance is diminished, terminated, or not extended or renewed due to failure to timely pay reinstatement or other premiums due under its existing reinsurance arrangements, such Inuring Reinsurance shall be deemed to continue in force and collectible in full as if such payment had been timely made.

ARTICLE 9

ADMINISTRATION OF SUBJECT BUSINESS

The Companies will be responsible for the handling and administration of the Subject Business claims under this Reinsurance Agreement, including managing and supervising any TPAs or other vendors retained to assist in the handling of such claims.

A.           The Companies shall investigate, adjust, settle, defend or otherwise handle all such claims as follows:

1.                The Companies may establish total Net Loss reserves up to [***] per Subject Business claim.

2.                The Companies may settle any Subject Business claim up to [***] in total Net Loss per claim.

3.                The Companies shall not settle or reserve any Subject Business claim in excess of its authority, as provided herein, without prior written approval from the Reinsurer.

4.                The Companies will prepare and submit to the Reinsurer a large loss report, with sufficient particulars to identify the facts of the claim, in an agreed upon format, and provide all requested relevant documentation, for all reserve or settlement authority requests on Subject Business claims in excess of the Companies’s authority hereunder.

5.                Reinsurer shall provide a written response to all of the Companies’s authority requests as soon as practicable, but no later than five (5) Business Days.

B.       The Companies shall provide Reinsurer written notice of any demand, whether time-sensitive or otherwise, to settle any Subject Business claim for available policy limits as soon as practicable, but no later than forty-eight (48) hours before the expiration of any time-sensitive demand, and will provide Reinsurer all relevant information in the Companies’s possession to evaluate such demand. Reinsurer shall provide a written response to the Companies with respect to any such time-sensitive policy-limit demands as soon as practicable, but no later than the expiration of such demand.

C.       The Companies shall retain and utilize vendors that the Companies deems reasonably necessary in the performance of its claims-handling services under this agreement, including, but not limited to, attorneys, estimators, appraisers, investigators, independent adjusters, experts or other advisors, collection companies, and any other claims-related vendors deemed necessary by the Companies in the administration of any Subject Business claim. The costs of any such vendors shall constitute Allocated Loss Adjustment Expense under this agreement.

D.          The Companies shall handle all submitted claims in accordance with:

1.            the care, skill, prudence, diligence and expertise that would be expected from experienced and qualified personnel performing such duties in like circumstances;

2.            the established Claims Handling Guidelines, Claims Litigation Guidelines and Claims Legal Guidelines; and

3.            the requirements of all applicable laws and regulations.

E.          The Companies shall not terminate or change any TPA engaged to assist in the handling of the Subject Business claims as of the Effective Date, without Reinsurer’s prior written approval, except that the Companies may amend, modify, change or expand the terms of its engagement of any current TPA used by the Companies to administer the Subject Business claims.

F.          The Companies shall cooperate, and ensure cooperation of any applicable TPAs, in all respects with Reinsurer, including, but not limited to, providing to Reinsurer all relevant information about the Subject Business claims, as Reinsurer may reasonably request, and be reasonably available to discuss individual Subject Business claims with Reinsurer.

G.         The Companies will ensure that Reinsurer has electronic access to all applicable claims systems and documents for the Subject Business claims, both during the duration of the Term of this Reinsurance Agreement, and for such period of time after the termination of the Term as may be reasonably necessary for Reinsurer to fulfill any of its surviving obligations under the Agreement or to fulfill the requirements of applicable Law, at no additional cost to Reinsurer.

H.         The Companies will invite Reinsurer to participate in all large loss conferences with respect to Subject Business claims.

I.           The Companies will be available to meet monthly or as otherwise deemed reasonably necessary by Reinsurer to discuss any issues related to the handling of Subject Business claims.

J.          Reinsurer and the Companies will each designate a single point of contact to address any issues that may arise regarding the handling of an individual Subject Business claim, or to generally address the administration of Subject Business claims.

K.          The Companies, to the extent commercially reasonable, will pursue their rights to salvage or subrogation relating to any Net Loss. Should any Company choose not to pursue a subrogation or salvage that the Reinsurer would like to pursue, the Reinsurer is hereby authorized and empowered to instigate such action in the name of such Company, and from any amount recovered by the Reinsurer there shall be first deducted the Reinsurer’s expenses incurred in effecting the recoveries. The Companies hereby agree to cooperate with the Reinsurer to enforce its rights to salvage or subrogation and to cooperate with the Reinsurer in the prosecution of all claims arising out of such rights, to the extent commercially reasonable. The Companies agree to furnish the Reinsurer, on request, any and all legal instruments necessary to implement the foregoing assignment.

ARTICLE 10

ACCOUNTING FOR RESERVES

A.           In calculating and maintaining Ceded Reserves, the Companies shall comply with (i) applicable statutory accounting principles and guidance and generally accepted actuarial standards and principles applied in a manner consistent with past practice used for calculating and maintaining such Ceded Reserves, and (ii) the requirements of any applicable Law, including, the insurance laws and regulations of the State of Texas, and shall otherwise be consistent with Companies’ standard procedures for calculating and maintaining Reserves.

B.            Neither Party has made, hereby makes or shall make any representation or warranty to the other Party as to (i) the proper accounting or tax treatment by such other Party of the transaction provided for in this Reinsurance Agreement or (ii) the proper future accounting or tax treatment of the transaction provided for in this Reinsurance Agreement. Further, each Party acknowledges and agrees that, in making its independent determination that the transaction provided for in the Reinsurance Agreement is properly accounted for as reinsurance for SAP, GAAP and federal income tax purposes, it did not rely, in any respect, upon any representation or determination made by the other Party.

ARTICLE 11

COLLATERAL; STATUTORY TRUST ACCOUNTS; CREDIT FOR REINSURANCE

A.           Collateral; Statutory Trusts. The Parties intend that the Statutory Trust Accounts will contain the amount of collateral required to secure the amount of Reinsurer’s obligations to each Company individually in respect of Ultimate Net Loss which is retroceded to the Retrocessionaire.

B.            Credit for Reinsurance. If, at any time during the Term of this Reinsurance Agreement, any Company individually does not qualify for full statutory accounting credit in respect of the Reinsurance Agreement for admitted reinsurance by regulatory authorities having jurisdiction over such Company by reason of its Statutory Trust Account not complying with applicable insurance laws or regulations such that a financial or accounting penalty to such Company would result on any statutory statement or report such Company is required to make or file with insurance regulatory authorities (or a court of law in the event of insolvency), the Reinsurer shall secure the Reinsurer’s share (subject to the limitations reflected in, Article 5 hereof) of obligations under the Reinsurance Agreement for which such full statutory credit is not granted by those authorities in a manner, form, and amount acceptable to such Company and to all applicable insurance regulatory Governmental Authorities. The Company shall cooperate with the Reinsurer to secure such credit for reinsurance as needed.

ARTICLE 12

REPORTS AND SETTLEMENTS

A.           Reports. After receiving data from the TPA, the Companies shall prepare and deliver the electronic reports listed below (the “Reports”) with respect to the entirety of the Subject Business. Within two (2) Business Days following the accounting close of each month (such close occurring on the 15th of the subsequent month), the Companies shall deliver a Report in a format to be mutually agreed upon by the Parties which contains such accounting and journal entries and details (i) as may be necessary and customary to enable the Reinsurer to determine the amounts owed hereunder from the Reinsurer, as the case may be, and (ii) as may be required to permit the Reinsurer to prepare, make and file necessary or required financial and statistical reports and financial statements or otherwise comply with applicable Law.

Such Report shall, without limitation, include the amount of the following, on a monthly and cumulative basis, as at the close of the applicable month (such close as defined above):

1.                   Amounts paid in respect of Ultimate Net Loss;

2.                   Outstanding case and IBNR Reserves;

3.                   Ceded Reserves;

4.                   a statement of any amount(s) payable by the Reinsurer, including an itemization of all of the payments that are being billed to the Reinsurer for the applicable monthly accounting period;

5.                   Status of Reinsurance Warranty, including a listing of applicable Inuring Reinsurance;

6.                   Amounts paid in erosion of the remaining amount of the Deductible;

7.                   Amounts paid in erosion of the remaining amount of the Aggregate Limit; and

8.                   any other information in connection with settlements hereunder reasonably requested by Reinsurer.

B.             The Reports outlined in this Article shall continue until the conclusion of the Term of this Reinsurance Agreement.

C.                  Settlements. The Parties shall conduct monthly settlements (other than with respect to any amounts satisfied intra-month through withdrawal by the Companies from the Claims Payments Account) based upon the reporting provided in Section A above evidencing the amount due, subject to Section D below. Any payment, transfer or crediting of amounts required under this Section shall be made within five (5) Business Days following the date of the delivery of the applicable Report (any such date, the “Settlement Date”). For the avoidance of doubt, in no event shall an obligation of Reinsurer to make a payment pursuant to this Article 12, be postponed or delayed to a date later than the Settlement Date as a result of any pending or threatened dispute pursuant to this Agreement, except for amounts due under this Article that are disputed in good faith by Reinsurer including in respect of any amount due hereunder.

D.             Claims Payments Account.

1.                   The Companies shall establish and maintain a demand deposit account for purposes of facilitating interim settlements of amounts due under this Reinsurance Agreement in respect of Ultimate Net Loss indemnifiable by the Reinsurer (the “Claims Payments Account”).

2.                   On the first Business Day of each monthly accounting period following the exhaustion of the Deductible, the Retrocessionaire shall transfer to the Claims Payments Account cash in an amount sufficient to bring the balance of the Claims Payments Account to an amount equal to the trailing two (2) month average of payments of Ultimate Net Loss (as defined under the Retrocession Agreement) (the “Required Funding Amount”). If at any time during a monthly accounting period the funds in a Claims Payments Account are, in the Companies’s reasonable estimate, insufficient to pay all of the Ultimate Net Loss payable in such monthly accounting period, the Companies shall provide a statement (a “Claims Estimate”) setting forth in reasonable detail a description of the additional proposed payments of Ultimate Net Loss anticipated to be required during the remainder of such monthly accounting period and the amount by which the then current balance in the Claims Payments Account falls short of the aggregate amount set forth in the Claims Estimate.

ARTICLE 13

COMMUTATION

A.                 This Reinsurance Agreement shall be commuted effective at any calendar quarter end, subject to any required regulatory approvals, if applicable, (i) upon commutation of the Retrocession Agreement or (ii) with the mutual agreement of the Companies and the Reinsurer.

B.                  At commutation, the Reinsurer shall pay to the Companies the present value of any and all Ultimate Net Loss liability outstanding hereunder, as mutually agreed by the Companies and Reinsurer.

C.                  Upon payment of the commutation amount, all payable Ultimate Net Losses are deemed paid, both Parties shall be released of further liability under the terms and conditions of this Reinsurance Agreement and this Reinsurance Agreement shall be deemed commuted and terminated.

D.                 It is agreed that on the day of commutation, the Companies shall release any and all letters of credit, trust accounts (including the Statutory Trust Accounts) or any other collateral posted by the Reinsurer, as applicable, under this Reinsurance Agreement.

ARTICLE 14

ACCESS TO RECORDS

A.                 All records remain the property of the Companies.

B.                  The Reinsurer or its designated representatives shall have the right to inspect (and make copies) at all reasonable times and upon reasonable prior notice to Companies, during the Term of this Reinsurance Agreement, or Retrocession Agreement, as applicable, and for any reasonable purpose thereafter, all proprietary and non-privileged books, records and papers of the Companies directly related to any reinsurance hereunder, or the subject matter hereof, including, but not limited to administrative records, claim records, Policy files, and related documents and information, and Reinsurer shall have the right to make photocopies thereof at its expense. All such books, records, and papers shall be kept available by Reinsurer and its departmental or branch offices for a period of not less than five (5) years after the termination date of this Reinsurance Agreement. Should the Reinsurer assume administration of claims for any of the Subject Business, the Companies or its designated representatives shall have the right to inspect (and make copies) at all reasonable times and upon prior reasonable notice to Reinsurer during the Term of this Reinsurance Agreement, and thereafter, all proprietary and non-privileged books, records and papers of the Reinsurer directly related to the Reinsurer’s administration of claims, and the Companies shall have the right to make photocopies thereof at its expense. All such books, records, and papers shall be kept available by Reinsurer and its departmental or branch offices for a period of not less than five (5) years after the termination date of this Reinsurance Agreement.

C.                  For the purposes of this Article, “non-privileged” refers to books, records and papers that are not subject to the Attorney-client privilege and Attorney-work product doctrine. “Attorney-client privilege” and “Attorney-work product” shall have the meanings ascribed to each by statute and/or the court of final adjudication in the jurisdiction whose laws govern the substantive law of a claim arising under a Policy reinsured under this Reinsurance Agreement.

D.                 Notwithstanding anything to the contrary in this Reinsurance Agreement, for any claim or Loss under a Policy reinsured under this Reinsurance Agreement, should either Party claim, pursuant to the Common Interest Doctrine (“Doctrine”), that it has the right to examine any document that is alleged to be subject to the Attorney-client privilege or the Attorney-work product privilege, upon the claiming Party providing to the other Party substantiation of any law which reasonably supports the basis for the conclusion that the Doctrine applies and the Doctrine will be upheld as applying between the Parties as against third parties pursuant to the substantive law(s) which govern the claim or Loss, the claiming Party shall be given access to such document.

E.                  Notwithstanding the foregoing, the Parties shall permit and not object to the other Party’s access to privileged documents in connection with any underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim; provided that the Party may defer release of such privileged documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which might jeopardize the Party’s defense by release of such privileged documents. In the event a Party shall seek to defer release of such privileged documents, it will, in consultation with the other Party, take other steps as reasonably necessary to provide the requesting Party with the information it reasonably requires to evaluate exposure, establish Reserves or indemnify without causing a loss of such privileges. The Parties shall in no event have access to privileged documents relating to any dispute between the Parties. Furthermore, in the event that a Party demonstrates a need for information contained in privileged documents prior to the resolution of the underlying claim, the other Party agrees it will endeavor to undertake steps as reasonably necessary to provide the requesting Party with the information it reasonably requires to indemnify the other Party without causing a loss of such privilege.

F.                  The provisions of this Article 14 shall survive the termination of the Reinsurance Agreement.

ARTICLE 15

ARBITRATION

A.                 Any and all disputes between the Companies and the Reinsurer arising out of, relating to, or concerning this Reinsurance Agreement, whether sounding in contract or tort and whether arising during or after termination of this Reinsurance Agreement, shall be submitted to the decision of a board of arbitration composed of two (2) arbitrators and an umpire (“Board”) meeting at a site in the city in which the principal headquarters of the Companies are located. The arbitration shall be conducted and shall proceed as set forth in the ARIAS-US Rules for the Resolution of U.S. Insurance and Reinsurance Disputes and the procedures below.

B.                  A notice requesting arbitration, or any other notice made in connection therewith, shall be in writing and be sent certified or registered mail, return receipt requested to the affected Party. The notice requesting arbitration shall state in particular all issues to be resolved, shall appoint the arbitrator selected by the claimant and shall set a tentative date for the hearing, which date shall be no sooner than ninety (90) days and no later than one hundred fifty (150) days from the date that the notice requesting arbitration is mailed. Within thirty (30) days of receipt of claimant’s notice, the respondent shall notify claimant of any additional issues to be resolved in the arbitration and of the name of its appointed arbitrator.

C.                  The members of the Board shall be impartial, disinterested and not currently representing any Party participating in the arbitration, and shall be current or former senior officers of insurance or reinsurance concerns, experienced in the line(s) of business that are the subject of this Reinsurance Agreement. The Companies and the Reinsurer as aforesaid shall each appoint an arbitrator and the two (2) arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after having received claimant’s written request for arbitration, the claimant is authorized to and shall appoint the second arbitrator. If the two (2) arbitrators fail to agree upon the appointment of an umpire within thirty (30) days after notification of the appointment of the second arbitrator, within ten (10) days thereof, the two (2) arbitrators shall request ARIAS-U.S. (“ARIAS”) to apply its procedures to appoint an umpire for the arbitration with the qualifications set forth above in this Article. If the use of ARIAS procedures fails to name an umpire, either Party may apply to a court of competent jurisdiction to appoint an umpire with the above required qualifications. The umpire shall promptly notify in writing all Parties to the arbitration of his selection and of the scheduled date for the hearing. Upon resignation or death of any member of the Board, a replacement shall be appointed in accordance with the same procedures pursuant to which the resigning or deceased member was appointed pursuant to this Article 15.

D.                 The claimant and respondent shall each submit initial briefs to the Board outlining the facts, the issues in dispute and the basis, authority, and reasons for their respective positions within thirty (30) days of the date of notice of appointment of the umpire. The claimant and the respondent may submit a reply brief to the Board within ten (10) days after filing of the initial brief(s). Initial and reply briefs may be amended by the submitting Party at any time, but not later than ten (10) days prior to the date of commencement of the arbitration hearing. Reasonable responses shall be allowed at the arbitration hearing to new material contained in any amendments filed to the briefs but not previously responded to.

E.                  The Board shall consider this Reinsurance Agreement as an honorable engagement and shall make a decision and award with regard to the terms expressed in this Reinsurance Agreement, the original intentions of the Parties to the extent reasonably ascertainable, and the custom and usage of the insurance and reinsurance business that is the subject of this Reinsurance Agreement. Notwithstanding any other provision of this Reinsurance Agreement, the Board shall have the right and obligation to consider underwriting and submission-related documents in any dispute between the Parties.

F.                  The Board shall be relieved of all judicial formalities and the formal rules of evidence, and the decision and award shall be based upon a hearing in which evidence that is relevant shall be allowed. Cross examination and rebuttal shall be allowed. The Board may request a post-hearing brief to be submitted within twenty (20) days of the close of the hearing.

G.                 The Board shall render its decision and award in writing within thirty (30) days following the close of the hearing or the submission of post-hearing briefs, whichever is later, unless the Parties consent to an extension. Every decision by the Board shall be by a majority of the members of the Board and each decision and award by the majority of the members of the Board shall be final and binding upon all Parties to the proceeding. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either Party may have against the other. However, the Board is not authorized to award punitive, exemplary or enhanced compensatory damages.

H.                 The Board shall award interest on the award at a rate not in excess of Two Percent (2%) per annum, calculated from the date the Board determines that any amounts due the prevailing Party should have been paid to the prevailing Party.

I.                    Either Party may apply to a court of competent jurisdiction for an order confirming any decision and the award; a judgment of that Court shall thereupon be entered on any decision or award.

J.                    Each Party shall bear the expenses and costs of its own attorney and of the one arbitrator appointed by or for it in connection with all phases of the arbitration proceeding through any judicial proceedings related to the arbitration and shall jointly and equally bear with the other Party the expense of any stenographer requested, and of the umpire. The remaining costs of the pre-confirmation arbitration proceedings shall be finally allocated by the Board.

K.                 Subject to customary and recognized legal rules of privilege, each Party participating in the arbitration shall have the obligation to produce those documents, and as witnesses at the arbitration those of its employees, and those of its affiliates, as any other participating Party reasonably requests, providing always that the same witnesses and documents be reasonably obtainable and relevant to the issues in the arbitration and not be unduly burdensome or excessive in the opinion of the Board.

L.                  The Parties may mutually agree as to pre-hearing discovery prior to the arbitration hearing and in the absence of agreement, upon the request of any Party, pre-hearing discovery may be conducted as the Board shall determine in its sole discretion to be in the interest of fairness, full disclosure, and in furtherance of a prompt hearing, decision and award by the Board.

M.                The Board shall be the final judge of the composition of the Board, the procedures of the Board, the conduct of the arbitration, the rules of evidence, the rules of privilege, discovery and production and the excessiveness and relevancy of any witnesses and documents upon the petition of any participating Party. To the extent permitted by law, the Board shall have the authority to issue subpoenas and other orders to enforce its decisions. The Board shall also have the authority to issue interim decisions or awards in the interest of fairness, full disclosure, and a prompt and orderly hearing and decision and award by the Board.

N.                 Nothing in this Article shall preclude any of the Parties engaged in arbitration from settling the dispute and withdrawing from an arbitration established to resolve that dispute.

O.                 The provisions of this Article will survive the termination of this Reinsurance Agreement.

P.                  If a dispute arising under this Reinsurance Agreement is related to a dispute arising out of the Retrocession Agreement (together, the “Reinsurance Transaction Agreements”) all such disputes may be brought in a single arbitration, in each case, to the extent permitted under the respective applicable Reinsurance Transaction Agreement. If one or more arbitrations are already pending with respect to a dispute under this Reinsurance Agreement or a dispute under the other Reinsurance Transaction Agreement, then any Party may request that any arbitration or any new related dispute be consolidated into any such prior arbitration. Such new dispute or arbitration shall be so consolidated, provided that the Board for the prior arbitration determines that: (i) the new dispute or arbitration presents significant issues of law or fact common with those in the pending arbitration; (ii) no party would be unduly prejudiced; and (iii) consolidation under these circumstances would not result in undue delay for the prior arbitration. Any such order of consolidation issued by the Board shall be final and binding upon the Parties. The Parties waive any right they have to appeal or to seek interpretation, revision or annulment of such order of consolidation, including in any court. The Board for the arbitration into which a new dispute is consolidated shall serve as the Board for the consolidated arbitration.

ARTICLE 16

CONFIDENTIALITY

A.       The information, data, statements, representations and other materials provided by the Companies and its Representatives or the Reinsurer and its Representatives to the other arising from consideration and participation in this Reinsurance Agreement whether contained in the reinsurance submission, this Reinsurance Agreement, or in materials or discussions arising from or related to this Reinsurance Agreement, constitutes confidential or proprietary information (collectively, the “Confidential Information”) unless (i) it is expressly indicated otherwise by the Party disclosing such information (“Disclosing Party”) in writing from time to time to the other Party (the “Receiving Party”), or (ii) it is publicly available. This Confidential Information is intended for the sole use of the Parties to this Reinsurance Agreement (and their affiliates involved in management or operation of the Subject Business covered hereunder, the intermediaries involved in the placement of this Reinsurance Agreement, and their respective auditors, third-party service providers, professional advisors, and legal counsel, collectively termed the “Representatives”) as may be necessary in analyzing and/or accepting a participation in and/or executing their respective responsibilities under or related to this Reinsurance Agreement. The Receiving Party shall protect and safeguard the confidentiality of all Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care.

B.                  Disclosing or using Confidential Information relating to this Reinsurance Agreement, without the prior written consent of the Disclosing Party, for any purpose beyond (i) the scope of this Reinsurance Agreement, (ii) the reasonable extent necessary to perform or enforce its rights and responsibilities provided for under this Reinsurance Agreement or any Transaction Agreement, (iii) the reasonable extent necessary to administer, report to and effect recoveries under this Reinsurance Agreement, (iv) the reporting to regulatory or other Governmental Authorities as may be legally required, (v) providing the Confidential Information to Representatives with a need to know such Confidential Information, who are legally obligated by either written agreement or otherwise to maintain the confidentiality of the Confidential Information, is expressly forbidden, or (vi) as may be required by applicable Law or regulatory requirement. Copying, duplicating, disclosing, or using Confidential Information for any purpose beyond these purposes is forbidden without the prior written consent of the Disclosing Party.

C.                  Should a Receiving Party receive a third party demand pursuant to subpoena, summons, or court or governmental order or request, to disclose Confidential Information that has been provided by the Disclosing Party, to the extent allowed by law, the Receiving Party shall provide the Disclosing Party with written notice of any subpoena, summons, or court or governmental order or request, at least ten (10) days prior to such release or disclosure. Unless the Disclosing Party has given its prior permission to release or disclose the Confidential Information, the Receiving Party shall not comply with the subpoena prior to the actual date required by the subpoena. If a protective order or appropriate remedy is not obtained (at the sole expense of Disclosing Party), the Receiving Party may disclose only that portion of the Confidential Information that it is legally obligated to disclose. However, notwithstanding anything to the contrary in this Reinsurance Agreement, in no event, to the extent permitted by law, shall this Article require the Receiving Party not to comply with the subpoena, summons, or court or governmental order.

ARTICLE 17

CURRENCY

A.                 Whenever the word “dollars” or the “$” sign appears in this Reinsurance Agreement, they shall be construed to mean United States Dollars and all transactions under this Reinsurance Agreement shall be in United States Dollars.

B.                  Amounts paid or received by the Companies in any other currency shall be converted to United States Dollars at the rate of exchange on the date such transaction is entered on the books of the Companies.

ARTICLE 18

DELAYS, ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Reinsurance Agreement or any transaction hereunder (including the reporting of claims) shall not relieve either Party hereto from any liability which would have attached had such delay, error or omission not occurred, provided always that such delay, error or omission shall be rectified as soon as possible after discovery.

ARTICLE 19

EXTRA CONTRACTUAL OBLIGATIONS/LOSS EXCESS OF POLICY LIMITS

A.                 This Reinsurance Agreement shall provide reinsurance for the Ultimate Net Loss of the Policies comprising the Subject Business, which includes, subject to the terms and conditions of this Article 0, any Extra Contractual Obligations and/or Loss Excess of Policy Limits.

B.                  “Extra Contractual Obligations” means all liabilities arising out of or relating to Subject Business not covered under any other provision of this Reinsurance Agreement, including compensatory, consequential, punitive, or exemplary damages together with any legal costs and expenses incurred in connection therewith, paid (without duplication) as damages or in settlement by any Company or any affiliate arising from an allegation or claim of such Company’s insured, such Company’s insured’s assignee, or other third party, which alleges negligence, gross negligence, bad faith or other tortious conduct on the part of such Company or any affiliate, or any designee of such Company (including any TPA) to the extent indemnifiable by the Company or any affiliate of the Company in the handling, adjustment, rejection, defense or settlement of a claim under a Policy.

C.                  “Loss Excess of Policy Limits” means any costs, expenses or other amounts (other than Allocated Loss Adjustment Expenses) incurred in connection with a Loss paid as damages or in settlement (or otherwise) in excess of the limits of a specific Policy, but otherwise within the coverage terms of such Policy, including as arising from an allegation or claim of a Company’s insured, a Company’s insured’s assignee, or other third party, which alleges negligence, gross negligence, bad faith or other tortious conduct in the handling of a claim under a Policy, in rejecting a settlement within the Policy limits, in discharging a duty to defend or prepare the defense in the trial of an action against the insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. For the avoidance of doubt, the decision by a Company to settle a claim for an amount within the coverage of the Policy but not within the Policy limit when such Company has reasonable basis to believe that it may have liability to the insured or assignee or other third party on the claim will be deemed a Loss Excess of Policy Limits.

D.                 Any Reserves ceded or assumed or amounts paid or settled by a Party (or a TPA on behalf of such Party) in respect of Extra Contractual Obligations or Loss Excess of Policy Limits without the other Party’s prior written approval such approval not to be unreasonably withheld, conditioned or delayed, shall not constitute Ultimate Net Loss or paid Ultimate Net Loss (as applicable), unless the other Party waives in writing the foregoing exclusion with respect to a particular amount or amounts. No such waiver by either Party shall constitute any future waiver of this Section with respect to other amounts.

E.                  An Extra Contractual Obligation or a Loss Excess of Policy Limits shall be deemed to have occurred on the same date as the Loss covered under the Policy and shall be considered part of the original Loss (subject to other terms of this Reinsurance Agreement).

F.                  Neither an Extra Contractual Obligation nor a Loss Excess of Policy Limits shall include any Losses, liabilities, penalties, costs or other expenses arising out of any adjudicated fraudulent or criminal act by any officer or director of a Company acting individually or collectively or in collusion with any other organization or party involved in the presentation, defense, or settlement of any claim covered under this Reinsurance Agreement.

G.                 Neither an Extra Contractual Obligation nor a Loss Excess of Policy Limits shall include any Losses, liabilities, penalties, costs or other expenses arising out of any adjudicated fraudulent or criminal act by any officer or director of the Reinsurer acting individually or collectively or in collusion with any other organization or party involved in the presentation, defense, or settlement of any claim covered under this Reinsurance Agreement, which all such Losses, Liabilities, penalties, costs or other expenses shall be the responsibility of Reinsurer and shall not be considered Ultimate Net Loss.

H.       The Companies shall be indemnified in accordance with this Article to the fullest extent permitted by applicable Law.

ARTICLE 20

[RESERVED]

ARTICLE 21

TAX INFORMATION REPORTING AND WITHHOLDING

A.                 Prior to the Effective Date, the Companies shall provide the Reinsurer with the Companies’ IRS Form W-9, and the Reinsurer shall provide the Companies with the Reinsurer’s IRS Form W-9. In the event the IRS Form W-9 initially provided may no longer be relied upon, the Reinsurer or Companies, as applicable, shall upon the other Party’s reasonable request promptly provide to such other Party an updated form. To the extent the Reinsurer is subject to the deduction and withholding of Premium payable hereunder under applicable Law, including, but not limited to, under the Foreign Account Tax Compliance Act (Sections 1471-1474 of the Internal Revenue Code), the Reinsurer agrees to allow such deduction and withholding from the Premium payable under this Reinsurance Agreement, and the Companies shall have no obligation to gross-up the Reinsurer for any such withheld amounts.

B.                  In the event of any return of Premium becoming due hereunder, the Companies shall use commercially reasonable efforts to assist the Reinsurer in obtaining any refund permitted by applicable Law. In that event, the Reinsurer agrees to provide the Companies or its agent with all information, assistance and cooperation which the Companies or its agent reasonably requests in or-der to assist the Retrocessionaire in obtaining a refund. The Reinsurer further agrees that it will do nothing to prejudice the Companies’ or its agent’s position or their potential or actual rights of recovery.

ARTICLE 22

INSOLVENCY

A.                 In the event of insolvency and the appointment of a conservator, liquidator, receiver, or statutory successor of a Company, any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, receiver, or statutory successor on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any conservator, liquidator, receiver, or statutory successor of the Company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims.

B.                  Payments by the Reinsurer as above set forth shall be made directly to the Company or to its conservator, liquidator, receiver, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance or except as provided by applicable Law and regulation in the event of the insolvency of the Company.

C.                  In the event of the insolvency of a Company, the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding, and, during the pendency of such claim, Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE 23

OFFSET

The Companies and the Reinsurer shall have the right to offset any balance or amounts due from one Party to the other under the terms of this Reinsurance Agreement. In addition, the Reinsurer shall specifically have the right of offset against any balance or amounts due to Reinsurer or the Companies in the event that Collateral Funds in the Statutory Trust Accounts are used or withdrawn in violation of the terms and conditions of the Statutory Trust Agreements or this Reinsurance Agreement. In the event of insolvency of a Party hereto, offset shall be as permitted by applicable law.

ARTICLE 24

PRIVACY & PROTECTION OF DATA

A.                 The Companies and the Reinsurer represent that they are aware of and in compliance with their responsibilities and obligations under applicable Laws and regulations pertaining to Non-Public Personal Information (“NPPI”) and Protected Health Information (“PHI”). For the purpose of this Reinsurance Agreement, NPPI and PHI shall mean (i) financial or health information that identifies an individual, including claimants under Policies reinsured under this Reinsurance Agreement, and which information is not otherwise available to the public, and (ii) any other information which would constitute personal information or personal health information under applicable Laws or regulations relating to the collection, retention, protection and use of such information, including the Gramm-Leach-Bliley Act of 1999, the Health Insurance Portability and Accountability Act of 1996 and the Health Information Technology for Economic and Clinical Health Act, and all amendments to and further regulations thereto (collectively, “Privacy Laws”). Data conveyed to the Reinsurer may include NPPI and/or PHI that is protected under applicable Privacy Laws and shall be used only in the performance of rights, obligations and duties in connection with this Reinsurance Agreement.

B.                  The Reinsurer shall maintain appropriate safeguards to protect any NPPI and PHI received hereunder from accidental loss or unauthorized access, use or disclosure, which such safeguards shall, at a minimum, comply with all applicable Privacy Laws. The Reinsurer shall immediately report to the Companies any known or reasonably suspected accidental loss or unauthorized access, use or disclosure of any NPPI or PHI held by or on behalf of the Reinsurer hereunder.

C.                  Without limiting the foregoing, the Reinsurer shall collect and use NPPI and PHI solely as permitted by, and shall not otherwise violate, any applicable privacy policy(ies) of the Companies or with which the Companies must comply which have been provided to the Reinsurer in writing, or which are otherwise known to the Reinsurer.

D.                 Upon receipt of any request from the Companies for the deletion of any NPPI or PHI, the Reinsurer shall promptly comply with such request and certify such deletion to the Companies. The Reinsurer shall convey to the Companies any request for the deletion of NPPI or PHI received from any purported data subject.

ARTICLE 25

SANCTIONS

Neither the Companies nor the Reinsurer shall be liable for premium or Loss under this Reinsurance Agreement if it would result in a violation of any mandatory sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America that are applicable to either Party.

ARTICLE 26

SERVICE OF SUIT

A.                 This Article will not be read to conflict with or override the obligations of the Parties to arbitrate their disputes as provided for in the Article entitled ARBITRATION. This Article is intended as an aid to compel required arbitration or enforce an arbitration or arbitral award, not as an alternative to the Article entitled ARBITRATION for resolving disputes arising out of this Reinsurance Agreement.

B.                  In the event of any dispute, the Reinsurer, at the request of the Companies, shall submit to the jurisdiction of a court of competent jurisdiction within the State of Texas. The Reinsurer agrees to comply with all requirements necessary to give such court jurisdiction over the Reinsurer. The Reinsurer further agrees to abide by the final decision of such court or an appellate court to which such court’s decision is appealed. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

C.                  Service of process in any such suit against the Reinsurer may be made upon its duly authorized agent for service of process, Marsh Management Services Cayman Ltd., P.O. Box 1051, Grand Cayman KY1-1102, CAYMAN ISLANDS (the “Reinsurer’s Agent for Process”), and in any suit instituted, the Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal.

D.                 The Reinsurer’s Agent for Process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit.

E.                  Further, as required by and pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Companies arising out of this Reinsurance Agreement, and hereby designates the Reinsurer’s Agent for Process as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE 27

REGULATORY MATTERS

If Reinsurer or any Company receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit, enforcement action or proceeding by any Governmental Authority relating to this Reinsurance Agreement, Reinsurer or such Company, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter.

ARTICLE 28

MISCELLANEOUS

A.          Interpretation.

1.       As used in this Reinsurance Agreement, references to the following terms have the meanings indicated:

a.                   to the Preamble or to the Recitals, Sections, Articles, Exhibits or Schedules are to the Preamble or a Recital, Section or Article of, or an Exhibit or Schedule to, this Reinsurance Agreement unless otherwise clearly indicated to the contrary;

b.                   to any contract or agreement (including this Reinsurance Agreement) are to the contract or agreement as amended, modified, supplemented or replaced from time to time;

c.                   to any law are to such law as amended, modified, supplemented or replaced from time to time and all rules and regulations promulgated thereunder, and to any section of any law include any successor to such section;

d.                   to any Governmental Authority include any successor to the Governmental Authority and to any affiliate include any successor to the affiliate;

e.                   to any “copy” of any contract or agreement or other document or instrument are to a true and complete copy thereof;

f.                    to “hereof,” “herein,” “hereunder,” “hereby,” “herewith” and words of similar import refer to this Reinsurance Agreement as a whole and not to any particular Article, Section or clause of this Reinsurance Agreement, unless otherwise clearly indicated to the contrary;

g.                   to the “date of this Reinsurance Agreement,” “the date hereof” and words of similar import refer to April 1, 2020; and

h.                   to “this Reinsurance Agreement” includes the Exhibits and Schedules.

2.           Whenever the last day for the exercise of any right or the discharge of any duty under this Reinsurance Agreement falls on a day other than a Business Day, the Party having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. With respect to any determination of any period of time, unless otherwise set forth herein, the word “from” means “from and including” and the word “to” means “to but excluding.”

3.          Whenever the words “include,” “includes” or “including” are used in this Reinsurance Agreement, they will be deemed to be followed by the words “without limitation.” The word “or” shall not be disjunctive. Any singular term in this Reinsurance Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

4.                   The Parties have participated jointly in the negotiation and drafting of this Reinsurance Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Reinsurance Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Reinsurance Agreement.

5.                   No summary of this Reinsurance Agreement prepared by or on behalf of any Party shall affect the meaning or interpretation of this Reinsurance Agreement.

6.                   All capitalized terms used without definition in the Exhibits and Schedules to this Reinsurance Agreement shall have the meanings ascribed to such terms in this Reinsurance Agreement.

B.           Binding Effect; Assignment. This Reinsurance Agreement shall be binding upon and inure to the benefit of the Companies and Reinsurer and their respective successors and permitted assigns. This this Reinsurance Agreement may not be assigned by either Party, by operation of law or otherwise, without the prior written consent of the other Party, which consent may be withheld by either Party in its sole unfettered discretion. Any assignment in violation hereof shall be void. This provision shall not be construed to preclude the assignment by the Companies of reinsurance recoverables to another party for collection.

C.          Governing Law. This Reinsurance Agreement shall be governed by and construed according to the laws of the state of Texas, exclusive of that state’s rules with respect to conflicts of law.

D.          Headings. The table of contents and headings preceding the text of the Articles and Sections of this Reinsurance Agreement are intended and inserted solely for the convenience of reference and shall not affect the meaning, interpretation, construction or effect of this Reinsurance Agreement.

E.           Entire Agreement; Amendment. This Reinsurance Agreement and the Transaction Agreements shall constitute the entire agreement between the Parties with respect to the Subject Business hereunder. Any change or modification of this Reinsurance Agreement shall be null and void unless made by written amendment to the Reinsurance Agreement and signed by both Parties. Nothing in this Article shall act to preclude the introduction of reinsurance submission-related documents in any dispute between the Parties. No termination of this Reinsurance Agreement shall be effective unless such is made in writing and signed by the Parties hereto.

F.           No Third Party Beneficiaries. Nothing in this Reinsurance Agreement is intended or shall be construed to give any person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Reinsurance Agreement or any provision contained herein, other than the Companies and the Reinsurer as provided under the terms of this Reinsurance Agreement, except as expressly provided otherwise under Article entitled INSOLVENCY; and except for Retrocessionaire, which shall be a third-party beneficiary able to enforce rights under this Agreement to the extent that failure to enforce such rights (in whole or in part) would adversely affect the Retrocessionaire.

G.           Remedies. In the event of any default hereunder beyond the applicable cure period (if any), the non-defaulting Party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such default. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law, except as set forth in the Article entitled ARBITRATION.

H.                 Severability. If any provision of this Reinsurance Agreement should be invalid under applicable Laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Reinsurance Agreement.

I.                    Waiver. The failure of the Companies or Reinsurer to insist on strict compliance with this Reinsurance Agreement or to exercise any right or remedy shall not constitute a waiver of any rights contained in this Reinsurance Agreement nor estop the parties from thereafter demanding full and complete compliance nor prevent the Parties from exercising any remedy.

J.                    Force Majeure. Each Party shall be excused for any reasonable failure or delay in performing any of its respective obligations under this Reinsurance Agreement, if such failure or delay is caused by Force Majeure. “Force Majeure” shall mean any act of God, strike, lockout, act of public enemy, any accident, explosion, fire, storm, earthquake, flood, drought, peril of sea, riot, embargo, war or foreign, federal, state or municipal order or directive issued by a court or other authorized official, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstance or event beyond the reasonable control of the Party relying upon such circumstance or event.

K.                 Survival. Notwithstanding anything to the contrary herein, all Articles of this Reinsurance Agreement shall survive the termination of this Reinsurance Agreement until all surviving obligations between the Parties have been finally settled.

L.                  Construction. Whenever the content of this Reinsurance Agreement requires, the gender of all words shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural. This Reinsurance Agreement shall be construed without regard to any presumption or other rule requiring construction against the Party causing this Reinsurance Agreement to be drafted.

M.                Authority. Each Party has full power and authority to execute and deliver this Reinsurance Agreement and to perform its obligations hereunder. The execution and delivery of this Reinsurance Agreement, and the consummation of the transactions contemplated herein, have been duly and validly approved by all requisite action on the part of each Party, and no other proceedings on the part of either Party, is necessary to approve this Reinsurance Agreement and to consummate the transactions contemplated herein. This Reinsurance Agreement has been duly and validly executed and delivered by each Party, and constitutes the legal, valid and binding obligation of each Party, enforceable against each Party in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting or relating to creditors’ rights and remedies generally.

N.                 Notices. All notices and other communications under this Reinsurance Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand, (b) when sent by email (with written confirmation of transmission), (c) three (3) Business Days after being sent by certified mail, or (d) one (1) Business Day following the day sent by an internationally recognized overnight courier, in each case, at the following addresses and email addresses (or to such other address or email address as a party may have specified by notice given to the other party pursuant to this provision):

In the case of Reinsurer:

Marsh Management Services Cayman Ltd.

P.O. Box 1051

Grand Cayman KY1-1102

CAYMAN ISLANDS

With a copy to:

HIIG Services Companies
800 Gessner, Suite 600
Houston, TX 77024

Attn: Legal Department

In the case of the Companies:

Houston Specialty Insurance Companies

Imperium Insurance Companies

Great Midwest Insurance Companies

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

O.          Counterparts: Electronic Execution. This Reinsurance Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by electronic means intended to preserve the original graphic or pictorial appearance of a document, including portable document format (PDF) scan.

(signatures appear on the following page)

IN WITNESS WHEREOF, each of the Parties has caused this Reinsurance Agreement to be executed on its behalf as of April 1, 2020.

HOUSTON SPECIALTY INSURANCE COMPANY

By:
Title: President

IMPERIUM INSURANCE COMPANY,

By:
Title: President

GREAT MIDWEST INSURANCE COMPANY

By:
Title: President

HIIG RE

By:
Title:

lxxiv

EXHIBIT C

Statutory Trust Agreement Form

STATUTORY TRUST AGREEMENT

BY AND AMONG

R&Q BERMUDA (SAC) LIMITED

ACTING IN RESPECT OF THE HIIG SEGREGATED ACCOUNT

as Retrocessionaire Grantor

HIIG RE

as Reinsurer Grantor

[_________________________________]

as Beneficiary

AND

THE BANK OF NEW YORK MELLON

as Trustee

Dated as of April 1, 2020

lxxv

STATUTORY TRUST AGREEMENT

This is a statutory trust agreement, dated as of April 1, 2020 (hereinafter the “Agreement”), by and among R&Q Bermuda (SAC) Limited, a Bermuda limited company, acting in respect of the HIIG Segregated Account (the “Retrocessionaire Grantor”), HIIG Re, a Cayman Islands company (the “Reinsurer Grantor” and together with the Retrocessionaire Grantor, the “Grantors” and either of them individually, a “Grantor”), [                                                                  ], a Texas company (“Beneficiary”), and The Bank of New York Mellon, a New York banking corporation (the “Trustee”). The Grantors, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Beneficiary, [                                                   ] and [                                             ] (collectively, “the Ceding Companies”) and the Reinsurer Grantor have entered into that certain Loss Portfolio Transfer and Adverse Development Reinsurance Agreement by and between Ceding Companies and the Reinsurer Grantor (the “Reinsurance Agreement”);

WHEREAS, the Retrocessionaire Grantor and the Reinsurer Grantor have entered into that certain Loss Portfolio Transfer and Adverse Development Retrocession Agreement (the “Retrocession Agreement”, together with the Reinsurance Agreement, the “LPT Agreements”), in accordance with which the Retrocessionaire Grantor agrees to provide retrocession coverage for certain, but not all, of Reinsurer Grantor’s obligations under the Reinsurance Agreement, which such certain obligations were assumed by the Retrocessionaire Grantor under the Retrocession Agreement (the “Retrocession Liabilities”);

WHEREAS, the Reinsurance Agreement and the Retrocession Agreement each provides that the Grantors shall secure their obligations in respect of the Retrocession Liabilities to each of the Ceding Companies by depositing and maintaining certain assets in trust for the benefit of the Ceding Companies, so that the Ceding Companies be permitted to take full credit for reinsurance with respect to such Retrocession Liabilities.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

TERMS AND CONDITIONS

Section 1.          Deposit of Assets to the Trust Account.

(a)       The Grantors shall establish and maintain with the Trustee a trust account for the sole benefit of Beneficiary (which in its totality shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”). The Grantors shall transfer to the Trustee, for deposit to the Trust Account, cash and other Assets. The initial deposit of Assets into the Trust Account shall be made in accordance with the terms of the Retrocession Agreement by the Reinsurer Grantor, in cash in the amount of Beneficiary’s proportionate share of the Net Premium. Trustee shall receive such Assets and hold all Assets in a safe place. Additional Assets may subsequently be deposited to, and Assets may be withdrawn from, the Trust Account only in accordance with the provisions of this Agreement. For the avoidance of doubt, Reinsurer Grantor has no obligation to make additional deposits to the Trust Account, on behalf of the Retrocession Grantor or otherwise.

(b)               The Trustee shall administer the Trust Account as Trustee and fiduciary for the sole benefit of Beneficiary. The Trust Account shall be subject to withdrawal solely by Beneficiary as provided herein. All Assets in the Trust Account will be held by the Trustee at the Trustee’s Office in the United States of America (“United States”).

(c)               A Grantor that transfers Assets into the Trust Account hereby represents and warrants with respect to such Assets that (i) all such cash and/or other Assets referred to in Section 1(a) transferred to the Trustee for deposit to the Trust Account shall consist only of United States Dollars (“cash”) and Eligible Securities, (ii) that any such Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that Beneficiary, and the Trustee upon direction by Beneficiary, may negotiate any such Assets without consent or signature from the Grantors or any person in accordance with the terms of this Agreement and (iii) such cash and other Assets transferred for deposit to the Trust Account shall be free and clear of all liens, claims and encumbrances. A Grantor, prior to depositing Assets with the Trustee, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations, or any other assets requiring assignments, in order that Beneficiary, or the Trustee upon the direction of Beneficiary may, whenever necessary, negotiate any such Assets without consent or signature from the Grantors or any other entity.

(d)               Reinsurer Grantor further represents and warrants that the initial deposit in the amount of the Net Premium transferred to the Trustee for deposit to the Trust Account shall consist only of cash and such cash transferred for deposit to the Trust Account shall be free and clear of all liens, claims and encumbrances

(e)               The Trustee shall have no responsibility to determine whether the total value of cash proceeds and Eligible Securities referred to in Section 1(c) together with Eligible Securities in which cash in the Trust Account is invested or which are substituted for other Eligible Securities pursuant to Section 3(b) (such cash and Eligible Securities, as hereinafter defined, are in this Agreement referred to collectively as the “Assets” and individually as an “Asset”) in the Trust Account are sufficient to secure the Retrocession Liabilities.

Section 2.                Withdrawal of Assets from the Account.

(a)               Without notice or consent of the Grantors, Beneficiary shall have the right to withdraw from the Trust Account, at any time and from time to time, upon Beneficiary giving written notice (the “Withdrawal Notice”) to the Trustee, such Assets as are specified in such Withdrawal Notice. Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets, nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications outside of this Agreement.

(b)               Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title, and interest and physical custody in the Assets specified in such Withdrawal Notice and shall deliver such assets to Beneficiary as specified in such Withdrawal Notice given by Beneficiary.

(c)       Subject to paragraph (a) of this Section 2 and to Section 3 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

(d)       Notwithstanding anything to the contrary set forth in this Section 2, Beneficiary shall utilize and apply any such withdrawals, without diminution because of the insolvency of Beneficiary or the Grantors, for the following purposes only (the “Permitted Purposes”):

(a)	to pay, or to reimburse Beneficiary for the due but unpaid or unreimbursed Retrocession Liabilities;

(b)	to transfer to the Retrocessionaire Grantor any Assets that are in excess of the Required Collateral Amount;

(c)	where Beneficiary has received notification of termination of this Agreement and where any of the Grantors’ Retrocession Liabilities remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw assets in the Trust Account equal to such obligations and deposit such assets in a separate account apart from its other assets, in the name of Beneficiary, in any United States bank or trust company apart from Beneficiary’s general assets in trust solely for the uses and purposes specified in this section that remain executory after the withdrawal and for any period after such termination date.

A Collateral Offset (as defined in the Retrocession Agreement) completed in accordance with the provisions of the Retrocession Agreement shall not be considered a transfer in violation of the Permitted Purposes set forth above.

(e)       Beneficiary shall return to the Trust Account, within five (5) Business Days, assets withdrawn in excess of all amounts due under Sections 2(d)(i) and 2(d)(iii), and, to the extent not yet actually paid to the Retrocessionaire Grantor, Section 2(d)(ii). Any such excess amounts shall at all times be held by Beneficiary (or any successor by operation of law thereof, including any liquidator, rehabilitator, receiver or conservator thereof) in trust for the benefit of the Retrocessionaire Grantor for the sole purpose of funding the payments and reimbursements described in Section 2(d). Assets that are subsequently determined not to be due shall be returned to the Trust Account with interest charged thereon at Two Percent (2%) per annum, calculated on an annual basis.

(f)       The Trustee shall have no responsibility whatsoever to determine how any Assets withdrawn from the Trust Account pursuant to this Section 2 will be used and applied by Beneficiary. Furthermore, the Trustee shall have no responsibility whatsoever to determine whether the Beneficiary shall return, or shall have returned, any excess amounts and whether any interest is owed under Section 2(e).

(g)               Beneficiary shall not, and shall not permit any party (including any third party claims administrator administering claims in connection with the Retrocession Liabilities) to use and apply Assets for any purpose other than the Permitted Purposes.

(h)               If, based on the Quarterly Funding Report beginning with the calendar quarter ended June 30, 2020, the Required Collateral Amount at the end of any calendar quarter (i) is less than the Fair Market Value of the Assets held in the Trust Account (determined in accordance with Section 6(f) hereof), Beneficiary shall promptly, but not less than five (5) Business Days after delivery of the Quarterly Funding Report to the Grantors, direct the Trustee to transfer directly from the Trust Account to the account of the Retrocessionaire Grantor or its designee such Assets with a Fair Market Value in excess of the Required Collateral Amount, or (ii) exceeds the Fair Market Value of the Assets held in the Trust Account (determined in accordance with Section 6(f) hereof), the Retrocessionaire Grantor shall promptly, but not less than five (5) Business Days after delivery of the Quarterly Funding Report, transfer to the Trust Account such additional Assets as may be necessary to increase the Fair Market Value of the Assets held in the Trust Account to the Required Collateral Amount.

(i)                 Any other term in this Agreement notwithstanding, no statement or document, other than the written notice from Beneficiary to the Trustee, will be accepted to withdraw Assets. Beneficiary shall, upon written request of the Trustee, acknowledge in writing to the Trustee, Beneficiary’s receipt of the withdrawn Assets.

Section 3.               Redemption, Investment and Substitution of Assets.

(a)               The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

(b)               The Trustee shall allow no substitutions or withdrawals of Assets from the Trust Account, except on written instructions from Beneficiary, or the Trustee may, without the consent of but with written notice to Beneficiary, on call or maturity of any Asset, withdraw such Asset on condition that the proceeds are paid or deposited into the Trust Account.

(c)               The Trustee shall invest and reinvest the cash held in the Trust Account as directed by the Retrocessionaire Grantor in writing from time to time. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be in compliance with the provision of Texas Insurance Law.

(d)               Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account. Subject to other terms of this Agreement, the Trustee shall have no liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Retrocessionaire Grantor to give the Trustee instructions to invest or reinvest the Trust Account. The Retrocessionaire Grantor shall make additional deposits pursuant to Section 1 in the event such loss is incurred.

(e)               The Trustee shall keep full and complete records of the administration of the Trust Account.

(f)                When the Trustee is directed by Beneficiary to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice, not inconsistent with terms of this Agreement.

(g)               The Trustee shall execute investment directions and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker. For the purposes of Section 3 the Trustee shall not be liable for valuing the assets according to their Fair Market Value.

Section 4.      Interest and Dividends.

All payments of interest, dividends and other income in respect to the Assets in the Trust Account shall be posted and credited by the Trustee, subject to deduction of the Trustee’s compensation and expenses as provided in Section 7 of this Agreement, in the separate income column of the custody ledger (the “Income Account”) within the Trust Account, which Trust Account is established and maintained by the Retrocessionaire Grantor at an office of the Trustee in New York City. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Retrocessionaire Grantor to the Trustee and the Trustee may debit the Income Account for this purpose. Every quarter, after deduction of the Trustee’s compensation and expenses as provided in Section 7 of this Agreement, the interest, dividends and other income set forth in the Income Account shall be swept into the Trust Account.

Section 5.      Right to Vote Assets.

The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Retrocesionaire Grantor. The Retrocessionaire Grantor shall have the full and unqualified right to exercise any voting rights associated with the Assets in the Trust Account. The Trustee shall notify the Retrocessionaire Grantor of rights or discretionary actions with respect to Eligible Securities as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository. Subject to other terms of this Agreement, absent actual receipt of such reports and materials, the Trustee shall have no liability for failing to so forward the same to the any Grantor. The Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Securities.

Section 6.      Additional Rights and Duties of the Trustee.

(a)            The Trustee shall notify the Grantors and Beneficiary in writing within ten (10) days following each deposit to, or withdrawal from, the Trust Account. Any notification or statement required to be given by the Trustee under this Agreement shall be deemed so given upon notice by e-mail to the Grantors and Beneficiary that such notification or statement is available to the Grantors and the Beneficiary through the Trustee’s online reporting tool, but only if the Grantors and Beneficiary are granted reasonable access to the Trustee’s online reporting tool at the time of such notice and such notification or statement through the Trustee’s online reporting tool is actually available to the Grantors and Beneficiary for at least a reasonable time thereafter. However, providing such access shall not relieve the Trustee of its notice obligations under this Section 6(a). The term notification as used in this paragraph does not include any notice or notification required to be given or referred in Section 10, Termination of the Trust Account.

(b)               Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that Beneficiary, or the Trustee upon direction by the Beneficiary, may, whenever necessary negotiate such Asset without consent or signature from the Grantors or any other person.

(c)               The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities.

(d)               The Trustee may record any Assets in the Trust Account in a book entry form maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company so long as the Trustee’s records clearly indicate that the assets held are a part of the Trust Account. Subject to other terms of this Agreement, the Trustee shall have no liability whatsoever for the action or inaction of any such depository or for any losses resulting from the maintenance of Assets with any such depository.

(e)               The Trustee shall accept and open all mail directed to the Grantors or Beneficiary in care of the Trustee.

(f)                The Trustee shall furnish to the Grantors and Beneficiary a statement of all Assets in the Trust Account at inception of the Trust Account and at the end of each calendar month. Such report shall, in reasonable detail, show: (i) all deposits, withdrawals and substitutions during such month; (ii) a listing of securities held and cash and cash equivalent balances in the Trust Account as of the last day of such month; and (iii) the Fair Market Value of each Asset held in the Trust Account (other than cash) and the amount of cash held as of the last day of such month. The Trustee shall utilize the services of nationally recognized industry providers in order to determine the Fair Market Value of any Assets in the Trust Account at inception and thereafter on a monthly basis, and the Grantors and Beneficiary shall accept such values; provided that such values are to be stated in United States dollars. Where the vendors do not provide information for particular Assets, an Authorized Person of the Retrocessionaire Grantor, or the Retrocesionaire Grantor's designated investment advisor, if any, may advise the Trustee regarding the Fair Market Value of, or provide other information with respect to, such Assets as determined by it in good faith. The Trustee shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or any other information used by the Trustee hereunder.

(g)               Upon the request of the Grantors or Beneficiary, the Trustee shall promptly permit the Grantors or Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(h)               Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantors and Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantors or Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, or electronic mail, if the Trustee reasonably believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantors or Beneficiary named in an incumbency certificate delivered hereunder, if such instructions are executed prior to receipt by it of a more current certificate. Each Grantor and Beneficiary acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee, and that there may be more secure methods of transmitting instructions than the method selected by the sender. Each Grantor and Beneficiary agrees that the security procedures, if any, to be followed in connection with a transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. Other provisions and terms of this Agreement notwithstanding, the Trustee shall be liable to the Beneficiary and the Grantors for the Trustee’s negligence, willful misconduct, or lack of good faith or breach of fiduciary duty.

(i)                 The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall only be liable for its own negligence, willful misconduct, or lack of good faith or breach of fiduciary duty. In the performance of its duties under this Agreement, the Trustee may act directly or through its agents and Affiliates, and the Trustee shall be deemed to have discharged its duties and responsibilities under this Agreement to the extent that an agent or an Affiliate of the Trustee has agreed to perform, and does perform, any act to discharge, and does discharge, any duty of the Trustee hereunder, and the Trustee shall not be held liable for the default or failure of the such agent of Affiliate provided that the Trustee shall have exercised due care in selection of such agent or Affiliate, and due care in the supervision of any such agent which is also an Affiliate of the Trustee, in each case in good faith and absent negligence, or willful misconduct or breach of fiduciary duty on the part of the Trustee. For the avoidance of doubt, the Trustee’s fiduciary duty under this Agreement shall mean the safekeeping and administration of the Trust Account as explicitly specified in this Agreement. It is agreed that the standard of care and the benefits, protections and rights (including indemnities) applied to or provided to the Trustee under this Trust Agreement shall be applied to and shall be available to the Affiliates of the Trustee in respect of any execution or performance by such Affiliates hereunder.

(j)                 No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of law.

(k)               The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other Parties hereunder and shall be fully protected with respect to any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

(1)               The Trust Account shall be (i) in the possession of the Trustee at its offices in New York (ii) kept separate and apart on the books and records of the Trustee from any assets of the Trustee and any other securities held by the Trustee for whomever and for whatsoever purpose, (iii) clearly identifiable as Assets subject to this Agreement at all times while in the possession of the Trustee. The title and account number of the Trust Account are identified on Schedule 3 attached hereto.

(m)             Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee, has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(n)               The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, lack of good faith, or willful misconduct or breach of fiduciary duty, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(o)               The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Agreement.

(d)               The Trustee shall respond to any and all reasonable requests from the Grantors or Beneficiary, and the Trustee shall promptly supply the information requested as concerning the Trust Account or the Assets held therein.

Section 7.      The Trustee’s Compensation, Expenses and Indemnification.

(a)            The Retrocessionaire Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Retrocessionaire Grantor. The Retrocessionaire Grantor shall pay or reimburse the Trustee for all of the Trustee's out-of-pocket expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense, or disbursement as may arise from the Trustee's negligence, willful misconduct, or lack of good faith or breach of fiduciary duty. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends into the Income Account as provided in Section 4 of this Agreement. This Agreement prohibits invasion of the trust corpus for the purpose of paying compensation to, or reimbursing the expenses of, the Trustee. The Grantors and Beneficiary severally and not jointly hereby indemnify the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses and the costs of successfully defending itself against a claim of negligence or willful misconduct on its part made by another party hereto) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, or breach of fiduciary duty, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee. The Grantors and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement.

(b)            No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee. This provision is not intended to limit or affect the Trustee's entitlement to deduct from the Income Account.

Section 8.      TINs.

The Grantors and Beneficiary each represents that its respective correct Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1 hereto. Upon execution of this Agreement, the Grantors shall each provide the Trustee with a fully executed W-8 or W-9 Internal Revenue Service Form, which shall include the applicable Grantor’s Tax Identification Number (TIN), as assigned by the Internal Revenue Service. All interest or other income earned under this Agreement shall be deposited pursuant to the terms of this Agreement and reported by the Retrocessionaire Grantor to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Trustee shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the event that any such earnings remain undeposited at the end of any calendar year, Trustee shall report such income to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation. In addition, Trustee shall hold any taxes if required by law to do so and shall remit such taxes to the appropriate authorities.

Section 9.      Grantor Trust for U.S. Federal Income Tax Purposes.

The Trust shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for U.S. federal income tax purposes. The Retrocessionaire Grantor shall constitute the grantor (within the meaning of sections 671 and 677(a) of the Code) and, thus, any and all income derived from the Assets shall constitute income or gain of the Retrocessionaire Grantor only as the owner of such Assets. The Retrocessionaire Grantor shall file any federal, state or local tax returns to the extent required by applicable Law.

Section 10.     Resignation of the Trustee.

(a)                The Trustee may resign at any time by giving not less than ninety (90) days written notice thereof to the Beneficiary and to the Grantors, such resignation to become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 9.

(b)               Upon receipt of the Trustee’s notice of resignation, the Grantors and Beneficiary shall appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System and shall not be a parent, a subsidiary or an affiliate of the Grantors or Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee, payment of all fees due the Trustee and the transfer to such successor trustee of all Assets in the Trust Account, the resignation of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.

Section 11.     Termination of the Trust Account.

(a)               The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantors and the Beneficiary the written notice specified in paragraph (b) of this Section 10. The Notice of Intention shall specify the date on which Beneficiary or the Trustee, as applicable, intends the Trust Account to terminate (the “Proposed Date”).

(b)               Within ten (10) Business Days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantors of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least thirty (30) days but no more than 45 days subsequent to the date the Termination Notice is given; (b) thirty (30) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is fewer than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty five (45) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than forty five (45) days subsequent to the date the Termination Notice is given. Further, the Trustee shall at least thirty (30) days prior to Termination Date deliver written notification of termination, including the termination date, via certified mail, to the Beneficiary.

(c)               On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer any Assets remaining in the Trust Account to the Retrocessionaire Grantor as directed by such instructions, at which time all liability of the Trustee with respect to such Assets shall cease.

(d)               At least thirty (30) days prior to the Termination Date, written notification of termination of the Trust Account shall be delivered by the Trustee via certified mail to Beneficiary and to the Texas Department of Insurance. Notice to the Texas Department of Insurance shall be addressed and sent to the attention of the Financial Regulation Division, PO Box 149104, Austin, TX 78714-9104 or such other address. Beneficiary shall provide the Trustee with updates to such address and addressee information as from time to time may be necessary to keep that information current. In providing the Notices required by this paragraph, the Trustee may rely upon this information and in doing so shall be protected, held harmless and deemed to have exercised all reasonable due care.

Section 12.    Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions are applicable to both the singular and the plural forms).

The term “Affiliate” with respect to any legal entity shall mean a person or legal entity which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such legal entity. The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than ten percent (10%) of the voting stock of a legal entity.

The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Trustee located at the notice address set forth in Section 17 is authorized or required by law or executive order to remain closed.

The term "Eligible Securities" shall mean those securities which consist solely of

(1)         a certificate of deposit payable in United States dollars and issued by a bank organized under the laws of the United States or any state thereof; or

(2)         an investment of a type permitted by the Texas Insurance Code, Section 493.104, provided that such investment must also be issued by an institution which is not the parent, subsidiary or Affiliate of the Beneficiary or the Grantors. The Beneficiary and the Grantors agree the Eligible Securities shall not include any Assets held or principally traded outside the United States.

"Eligible Securities" do not include mortgages, collateralized debt obligations, collateralized loan obligations, real estate or derivatives. Additionally, to be part of Eligible Securities, an investment must be interest bearing, interest, accruing with a specific maturity date on which redemption is to be made at stated value, and not in default and shall otherwise qualify under Texas Insurance Law.

The term “Fair Market Value” shall mean in respect of any given valuation date, (i) in the case of securities listed on an exchange or in an over-the counter market, the closing price on such exchange or market (or the average of the closing bid and asked prices if there is no closing price) plus all accrued but unpaid interest on such securities through the last Business Day preceding the valuation date if such amount is not already reflected in such closing price (or such bid and asked prices), and (ii) in the case of cash, the face amount thereof. Trustee may, as an accommodation, provide pricing or other information services to Grantor and/ or Beneficiary in connection with this Agreement. The Trustee is authorized to utilize any nationally recognized vendor whose business regularly involves providing pricing information including the valuation of thinly traded or illiquid securities reasonably believed by the Trustee to be reliable to provide such information. Under no circumstances shall the Trustee be liable for any loss, damage, or expense suffered or incurred by Grantor or Beneficiary as a result of errors or omissions with respect to any pricing or other information utilized by Trustee hereunder.

The term “Net Premium” shall mean an amount equal to Premium less Brokerage less FET assessed on Premium (each of the foregoing, as defined in the Retrocession Agreement).

The term “Parent” shall mean an institution controlled, directly or indirectly, by another institution.

The term “Person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Quarterly Funding Report” shall have the meaning set forth in the Retrocession Agreement.

The term “Required Collateral Amount” shall have the meaning set forth in the Retrocession Agreement.

The term “Ultimate Net Loss” shall have the meaning set forth in the Retrocession Agreement.

Section 13.    Governing Law.

This Agreement shall be subject to and governed by the laws of the State of New York. Each Party hereto irrevocably waives any objection on the grounds of venue, forum non conveniens or any similar grounds and irrevocably consents to the service of process by mail or in any other manner permitted by applicable laws and consents to the jurisdiction of the federal courts of the United States located in the Southern District of the State of New York or, if such courts do not have jurisdiction, the state courts of the State of New York sitting in the Borough of Manhattan. Each Party hereby waives any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

Section 14.    Successors and Assigns.

No Party may assign this Agreement or any of its obligations hereunder, without the prior written consent of the other Parties; provided, however, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity and provided further that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof and in the case of Grantors and Beneficiary, the parties have provided the Trustee with prior written notice of such assignment and subject to the Bank’s satisfactory completion of CIP on the successor. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the Insurance Trust business of the Trustee's corporate trust line of business may be transferred, shall be the Trustee under this Agreement without further act.

Section 15      Severability.

In the event that any provision of the Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

Section 16.    Entire Agreement.

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

Section 17.    Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, but only to the extent that such modification, amendment or waiver is in writing and signed by all of the Parties.

Section 18.    Notices.

(a)            All communications hereunder shall be in writing and shall be deemed to be duly given and received:

(i)                 upon delivery if delivered personally, electronic media or upon confirmed transmittal if by facsimile (Fax);

(ii)                on the next Business Day if sent by overnight courier; or

(iii)               four (4) Business Days after mailing if mailed by prepaid register mail, return receipt requested, to the appropriate notice address set forth below this Section 17 or at such other address as any Party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

If to the Retrocession Grantor:

R&Q Bermuda (SAC) Limited

Randall & Quilter Investment Holdings Ltd.

F B Perry Building, 40 Church Street

Hamilton HM11, Bermuda

Attention: Paul Corver

Email: [***]

With a copy to:

R&Q Solutions, LLC

Two Logan Square

Suite 600

Philadelphia, PA 19103

Attention: Christopher Reichow, U.S. General Counsel

Email: [***]

If to the Reinsurer Grantor:

HIIG Re

c/o Marsh Management Services Cayman Ltd.

P.O. Box 1051

Grand Cayman KY1-1102

CAYMAN ISLANDS

Email:

With a copy to

HIIG Re

Legal Department

800 Gessner, Suite 600

Houston, TX 77024

Email: [***]

If to the Beneficiary:

[______________________]
[______________________]
[______________________]
[______________________]
Email: [______________________]

If to the Trustee:

The Bank of New York Mellon
Insurance Trust and Escrow
240 Greenwich Street,

New York, NY 10286 USA
Attention:

Fax

(b)       Notwithstanding the above, in the case of communications delivered to the Trustee pursuant to (ii) and (iii) of this Section 17, such communications shall be deemed to have been given on the date received by the Trustee. Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Retrocessionaire Grantor's authorization to substitute Trust Assets and to the termination of the Trust Account shall be in writing and may be made or given by facsimile or electronic media.

Section 19. Funds Transfer Procedures.

In the event funds transfer instructions are given in writing by Beneficiary, via facsimile or otherwise, pursuant to other terms of this Agreement, the Trustee is authorized to seek confirmation of such instructions from Beneficiary by telephone call-back to the person or persons designated in Schedule 2 hereto (“Schedule 2”), and the Trustee may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Trustee. If the Trustee is unable to contact any of the authorized representatives identified in Schedule 2, the Trustee is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the executive officers of Beneficiary (“Executive Officers”) as the Trustee may select. Such Executive Officer shall deliver to the Trustee a fully executed Incumbency Certificate, and the Trustee may rely upon the confirmation of anyone purporting to be any such officer. The Trustee and the Beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Beneficiary to identify (i) the Beneficiary, (ii) the Beneficiary’s bank, or (iii) an intermediary bank. The Trustee may choose to apply any of the Assets in the Trust Account for any payment order it executes using any such identifying number. The parties to this Agreement acknowledge that these security procedures are commercially reasonable. Payment or otherwise to act on any instruction by Beneficiary’s Executive Officer will be made by the Trustee within three (3) Business Days after the Trustee’s verification of instructions as set forth above, unless a shorter time frame is required by this Agreement or applicable Texas law. The Beneficiary shall notify the Trustee if a shorter time frame is required by this Agreement or under Texas law.

Notwithstanding any revocation, cancellation or amendment of a written funds transfer authorization pursuant to this Agreement, any action taken by the Trustee pursuant to such authorization prior to the Trustee’s receipt of a notice of revocation, cancellation or amendment, pursuant to this Agreement, shall not be affected by such notice.

Section 20. Force Majeure.

In the event that any Party to this Agreement is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, such Party shall not be liable for damages to the other Parties resulting from such failure to perform or otherwise from such causes. Performance under this Agreement shall resume when the affected Party is able to perform substantially that Party’s duties.

Section 21. USA Patriot Act.

The Grantors and Beneficiary hereby acknowledge that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantors and Beneficiary. Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask the Grantors and Beneficiary to provide certain information including, but not limited to, the Grantors’ and Beneficiary's name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantors’ and Beneficiary's identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Each of the Grantors and Beneficiary agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantors’ and Beneficiary's identity in accordance with the Trustee's CIP.

Section 22. Required Disclosure.

The Trustee is authorized to supply any information regarding the Trust Account and related Assets that is required by any law, regulation or rule now or hereafter in effect. Grantors and Beneficiary agree to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee.

Section 23. Trustee's Representations, Warranties and Covenants.

Trustee represents, warrants and covenants to the Grantors and the Beneficiary that:

(a)             Trustee is a bank that is either a member of the Federal Reserve System, or a New York State-chartered bank or trust company.

(b)            Trustee shall maintain the Trust Account and the Trust Assets in the same manner as it maintains accounts and assets for its custodial customers;

(c)             The Trust Account is and at all times shall be maintained at an office of the Trustee located within the Unites States of America; and

(d)            Trustee is not a Parent, subsidiary or Affiliate of the Grantors or the Beneficiary.

Section 24. Parties’ Representations.

Each Party represents and warrants to the other that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement, and that the Agreement constitutes a binding obligation of such Party enforceable in accordance with its terms.

Section 25. Shareholder Communication Act.

With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Trustee to disclose to the issuers, upon their request, the name, address and securities position of the Retrocessionaire Grantor that is (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request). The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Trustee. Under the Act, Retrocessionaire Grantor is either the “beneficial owner” or a “respondent bank.”

[ 1 Retrocessionaire Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder.

[ 1 Retrocessionaire Grantor is not the beneficial owner of the securities to be held by Trustee, but is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder.

IF NO BOX IS CHECKED, TRUSTEE SHALL ASSUME THAT DEPOSITOR IS THE BENEFICIAL OWNER OF THE SECURITIES.

For beneficial owners of the securities only:

[ 1 Retrocessionaire Grantor objects

[ 1 Retrocessionaire Grantor does not object

to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Retrocessionaire Grantor.

IF NO BOX IS CHECKED, TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM RETROCESSIONAIRE GRANTOR.

With respect to securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located.

The Retrocessionaire Grantor agrees to disseminate in a timely manner any proxies or requests for voting instructions, other proxy soliciting material, information statements, and/or annual reports that it receives to any other beneficial owners.

Section 26. Information Sharing.

The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (i) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding Grantors and Beneficiary (which, for purposes of this provision, includes the name and business contact information for the Grantors’ and Beneficiary’s employees and representatives) and the accounts established pursuant to this Agreement (“Grantors’ and Beneficiary’s Information”) and (ii) use third party service providers to store, maintain and process Grantors’ and Beneficiary’s Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, Grantors and Beneficiary consent to the disclosure of, and authorize BNY Mellon to disclose, Grantors’ and Beneficiary’s Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Grantors’ and Beneficiary’s Information. In addition, the BNY Mellon Group may aggregate Grantors’ and Beneficiary’s Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies Grantors’ and Beneficiary’s Information with Grantors and Beneficiary specifically. Grantors and Beneficiary represent that Grantors and Beneficiary are authorized to consent to the foregoing and that the disclosure of Grantors’ and Beneficiary’s Information in connection with the Centralized Functions and/or Outsourced Functions, and to the best of their knowledge and belief, does not violate any relevant data protection legislation. Grantors and Beneficiary also consent to the disclosure of Grantors’ and Beneficiary’s Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.

Section 27. Insolvency.

The Grantors and Beneficiary agree that the Assets in the Trust Account may be withdrawn by the Beneficiary at any time, notwithstanding any other provisions in the LPT Agreements or other agreement, and be utilized and applied by the Beneficiary or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the Beneficiary, without diminution because of the Beneficiary’s or the Grantors’ insolvency, but only for the Permitted Purposes.

Section 28. Remedies.

In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such default. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 29. Reinsurance Contract.

Notwithstanding anything to the contrary herein or in the LPT Agreements, in no event shall the rights and obligations of any Party hereunder be conditioned or dependent on or derivative of any provisions of the Reinsurance Agreement. No modification, amendment, or revision of the Reinsurance Agreement shall affect the terms and conditions hereof in any way.

Section 30. Counterparts; Electronic Execution

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document, including portable document format (PDF) scan.

(signatures appear on the following page)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

RETROCESSIONAIRE GRANTOR:

R&Q Bermuda (SAC) Limited, a Bermuda limited company, acting in respect of the HIIG Segregated Account

By:
Name:
Title:

REINSURER GRANTOR:

HIIG Re, a Cayman Island captive

By:
Name:
Title:

BENEFICIARY:

[ ], a Texas corporation

By:
Name:
Title:

TRUSTEE:

The Bank of New York Mellon

By:
Name:
Title:

Schedule 1

TIN Numbers

Schedule 2

Telephone Number(s) for Call-Backs and

Person(s) Designated to Confirm Funds Transfer Instructions

(Beneficiary Telephone Call-Back Persons)

Telephone call-backs shall be made to the Beneficiary as per above (or to such other designees as the Beneficiary may provide notice to the other Parties) if joint instructions are required pursuant to the Agreement.

Schedule 3

Title and Account Number

EXHIBIT D

Roll Forward Methods

[***]

EXHIBIT E

Sample Calculation of Reinsurance Warranty

[***]